UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-3850

Exact name of registrant as specified in charter: Delaware Group Tax Free Fund

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: August 31

Date of reporting period: August 31

Item 1. Reports to Stockholders

Annual Report	Delaware
Tax-Free USA Fund

Delaware
Tax-Free USA Intermediate
Fund

Delaware
National High-Yield Municipal
Bond Fund

August 31, 2007

Fixed income mutual funds

Table of contents

> Portfolio management review	1
> Performance summaries	6
> Disclosure of Fund expenses	12
> Sector allocations and credit quality breakdowns	14
> Statements of net assets	16
> Statements of operations	38
> Statements of changes in net assets	39
> Financial highlights	40
> Notes to financial statements	49
> Report of independent registered public accounting firm	57
> Other Fund Information	58
> Board of trustees/directors and officers addendum	61
> About the organization	63

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware National Tax-Free Funds

Sept. 10, 2007

The managers of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Fund provided the answers to the questions below as a review of the Funds’ activities for the fiscal year that ended Aug. 31, 2007. Please see page 60 to learn about the portfolio managers. Bonds mentioned throughout the portfolio manager review are rated by either Moody’s or Standard & Poor’s unless otherwise noted.

Q: What was the market environment for tax-free investments during the fiscal year ended Aug. 31, 2007?

A: Based on changing projections for inflation during the year, the Federal Reserve’s future policy with regard to interest rates remained a topic of speculation among fixed income investors who monitored the economy for the onset of weakness during the year. The closely watched 10-year Treasury yield was 4.74% at the start of the fiscal year, drifted above 5.00% in late spring and early summer of 2007, and finished at 4.54% on Aug. 31, 2007 (source: U.S. Treasury Department).

Despite economic weakness in the first quarter of 2007, the U.S. sustained moderate growth during the year, and the Fed kept its short-term interest rate target at 5.25% throughout the period.

In the latter half of the fiscal year, a significant change in investor sentiment occurred across all fixed income markets, brought on largely by the rising number of defaults in the U.S. subprime mortgage market. As some homeowners defaulted on mortgage payments, investors generally moved away from fixed income securities of lower credit quality, including those backed by mortgages. Investors generally lost confidence in riskier assets such as high yield bonds, which had been market leaders for several quarters, and began to favor higher-quality fixed income investments.

This general flight by investors toward higher-quality fixed income investments began in the first quarter of 2007, and picked up significantly during summer months as subprime mortgage defaults and their negative effects on several large hedge funds made news. While subprime mortgages do not affect the municipal bond market directly per se, we believe the generally turbulent market in the summer of 2007 was felt by all bond investors in some way.

In previous markets where credit was tightening and liquidity was squeezed, municipal bonds had always experienced increased demand. While the flight to quality trade has always favored the Treasury market first, municipals had followed closely behind due to the relatively high quality of municipal bonds. As such, we would normally expect the municipal bond market to follow any strong performance of ultra-safe U.S. Treasurys at times when credit and liquidity concerns are influencing investors, leading them to higher-quality assets.

In this credit crunch of 2007 however, the Treasury market rallied and municipal bonds did not follow. We believe that this was due to nontraditional buyers of municipal bonds, who have greatly influenced the market in recent years. Over the past several years, active buying by these investors, including banks, hedge funds, and corporations that are more interested in total return opportunity than tax-exempt income, had helped propel the municipal market in spite of record or near record new issue supply. However, during this most recent credit crunch, as the bond markets “re-priced” risk and investors sought safer assets, many of these nontraditional investors were sellers of municipal bonds, putting downward pressure on our market. One reason for their reversal may have been that nontraditional investors found themselves unable to sell mortgage-backed securities when trying to adjust their investment portfolios.

Q: What other factors have influenced the municipal bond market or your strategy?

A: While state revenue trends remained positive through the first half of 2007, the pace of growth slowed thereafter. The deepening housing slump and tighter liquidity for business and consumer sectors have created a volatile market. Nationally, state budgets face pressure to increase

The views expressed are current as of the date of this report and are subject to change.

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Portfolio management review

spending in areas such as education and Medicaid, which already comprise a majority of state expenditures.

In addition, the costs of employee and retiree healthcare are presenting new challenges. Other post employment benefits may soon claim a fixed portion of some states’ budgets, depending on funding decisions (source: Moody’s).The future of the states’ fiscal health will depend on economic performance, sustained structural balance and progress in re-building financial/ budget reserves.

New issues of municipal bonds increased to $261.3 billion for the first 7 months of 2007, putting it on pace to set a record for a calendar year. The increase is being driven by both new money financing and by bonds issued to refinance outstanding municipal bonds. Healthcare, education, and housing bonds continued to be drivers when it came to the volume of municipal bonds available in the marketplace.

An important aspect of the “re-pricing of risk” is that it has been indiscriminate of actual credit fundamentals. For example, in general, we favor the demographics of education bonds and those that we own may have credit strengths ranging from solid financials to strong issue covenants to good student demand. There is important credit-rating analysis that goes into evaluating these bonds on a daily basis, and we believe this is one of our team’s strengths. However, when the market is punishing all but the highest rated securities, these bonds may be at some risk of deterioration even when they are still fundamentally strong credits.

We generally believe that our investment strategy, which is based on security by security analysis and the free exchange of information among team members, is well-suited to provide value over market cycles. Another important point about our process this year is that we remained focused on keeping our funds well diversified across sectors, and individual positions not too large. While diversification itself cannot protect from loss in a declining market, we believe this standard practice is valuable in all markets, but particularly so in volatile markets, as we have experienced in recent months.

Delaware Tax-Free USA Fund

Q: How did the Fund perform versus its benchmark index and peer groups?

A: Delaware Tax-Free USA Fund returned 1.08% at net asset value and -3.50% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended Aug. 31, 2007. By comparison, the funds in the Lipper General Municipal Debt Funds category gained an average of 1.03% for the same period. The Fund’s benchmark index — the Lehman Brothers Municipal Bond Index — gained 2.30%. (Source: Lipper) For the complete, annualized performance of Delaware Tax-Free USA Fund, see the table on page 6.

Q: What affected Fund performance?

A: In general, short and intermediate-term bonds performed fairly well on the year. Pre-refunded bonds (bonds where the regular interest is paid from the proceeds of a new bond issue, held in escrow in U.S. Treasury securities) were generally strong performers across the board at a national level. Partly due to the weakening credit environment, healthcare and higher education bonds tended to be underperformers by comparison, as were bonds in the IDR/PCR sector (industrial development revenue bonds and pollution control revenue bonds).

All five of the top performing bonds in the Tax-Free USA Fund were pre-refunded during the fiscal year, which provided a price pop for the bonds. For example, a Milledgeville, Georgia Development Authority Revenue bond issued for Georgia College and State University Foundation was refunded, taking it from a bond with a long maturity (2033) to one being called in seven years (2014) and improving the bond’s credit quality from a BBB-rated bond secured by revenues from student housing to a AAA-rated bond secured by escrowed U.S. Treasury securities. The reduced yield curve exposure and improved credit quality provided the boost to the bond’s price.

The Fund’s worst performers were credit-related bonds, which experienced greater price volatility as their prices dropped below par.With each upward tick in interest rates, the price of these bonds declined more rapidly as discounts than they did when priced above par.

The weaker relative performance of these bonds was a combination of the widening of credit spreads and the impact of the crossover. A Baa1 rated University of Colorado Hospital revenue bond was one of these bonds. It started the fiscal year with a premium price, which reflected the price sensitivity of its 2016 call date. As interest rates rose and credit spreads widened, the price of this bond moved below par and each subsequent downward move reflected the sensitivity of its 2039 final maturity date.

In the past years’ reports, we discussed our rationale for not investing in municipal bonds that were backed by tobacco company revenues payable under the landmark 1998 Master Settlement Agreement (MSA). Our credit opinion was based on the elevated risk for litigation surrounding tobacco companies generally and challenges to the MSA itself. During the fiscal year, our discomfort with the litigation environment lessened to a degree, as several high profile class action cases were dismissed and a case brought by the U.S. Dept. of Justice resulted in no monetary damages. Based on this improved litigation climate, we made modest investments in the Tobacco MSA revenue bond sector. It is important to point out, however, that our individual positions remain quite small on a percentage basis, as they do in all cases, in keeping with our focus on maintaining a broadly diversified investment portfolio for the Fund. Tobacco bonds were relatively weak performers on the fiscal year overall, as they performed poorly when the credit environment weakened.

In April, Delaware Tax-Free Florida Insured Fund was merged into the portfolio. This event increased our exposure to very high quality securities for a time, and increased the Fund’s total assets.

Delaware Tax-Free USA Intermediate Fund

Q: How did the Fund perform versus its benchmark index and peer groups?

A: Delaware Tax-Free USA Intermediate Fund returned 1.34% at net asset value and -1.41% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended Aug. 31, 2007. By comparison, the funds in the Lipper Other States Municipal Debt Funds category gained an average of 1.42% for the same period. The Fund’s benchmark index — the Lehman Brothers Municipal Bond 3-15 Year Index — gained 3.00%. (Source: Lipper) For the complete, annualized performance of Delaware Tax-Free USA Intermediate Fund, see the table on page 8.

Q: What strategies affected Fund performance?

A: In general, short and intermediate-term bonds performed fairly well on the year. Pre-refunded bonds were generally strong performers across the board at a national level, as were education bonds. Pre-refunded bonds are bonds for which the regular interest is paid from the proceeds of a new bond issue held in escrow in U.S. Treasury securities.

Partly due to the weakening credit environment, healthcare and higher education bonds tended to be underperformers by comparison, as were bonds in the IDR/PCR sector (industrial development revenue bonds and pollution control revenue bonds).

Of bonds that were held for the entire fiscal year, the top five performers were pre-refunded bonds. For example, a North Texas Health Facilities bond, due in 2023, was refinanced during the year. The proceeds from the refinancing are being held in an escrow account and will be used to redeem the original bonds on their first call date in 2013.

The Fund’s worst performers were credit-related bonds, which experienced greater price volatility as their prices dropped below par. An example was a lower-grade (rated Baa1 by Moody’s Investor Service) Illinois education bond. As credit weakened, the bond became less attractive to investors versus higher grade bonds, which pushed down its market price.

In the past years’ reports, we discussed our rationale for not investing in municipal bonds that were backed by tobacco company revenues payable under the landmark 1998 Master Settlement Agreement (MSA). Our credit opinion was based on the elevated risk for litigation

(continues)     3

Portfolio management review

surrounding tobacco companies generally and challenges to the MSA itself. During the fiscal year, our discomfort with the litigation environment lessened to a degree, as several high profile class action cases were dismissed and a case brought by the U.S. Dept. of Justice resulted in no monetary damages. Based on this improved litigation climate, we made modest investments in the Tobacco MSA revenue bond sector. It is important to point out, however, that our individual positions remain quite small on a percentage basis, as they do in all cases, in keeping with our focus on maintaining a broadly diversified investment portfolio for the Fund. Tobacco bonds were relatively weak performers on the fiscal year overall, as they performed poorly when the credit environment weakened.

Delaware National High-Yield Municipal Bond Fund

Q: How did the Fund perform versus its benchmark index and peer groups?

A: High yield municipal bonds as a group underperformed the rest of the municipal bond market for the fiscal year ended Aug. 31, 2007, although our Fund’s return at net asset value did better the return of its average peer. Delaware National High-Yield Municipal Bond Fund returned 1.82% at net asset value and -2.79% at maximum offer price (both figures represent Class A shares with distributions reinvested). By comparison, the funds in the Lipper Other States Municipal Debt Funds category gained an average of 0.16% for the same period. The Fund’s benchmark index — the Lehman Brothers Municipal Bond Index — gained 2.30%. (Source: Lipper) For the complete, annualized performance of Delaware National High-Yield Municipal Bond Fund, see the table on page 10.

Q: What strategies affected Fund performance?

A: In general, short and intermediate-term bonds performed fairly well on the year. Pre-refunded bonds were generally strong performers across the board at a national level, as were education bonds. Pre-refunded bonds are bonds for which the regular interest is paid from the proceeds of a new bond issue held in escrow in U.S. Treasury securities.

Partly due to the weakening credit environment, healthcare and higher education bonds tended to be underperformers by comparison, as were bonds in the IDR/PCR sector (industrial development revenue bonds and pollution control revenue bonds).

In Delaware National High-Yield Municipal Bond Fund, the bottom five performers were all non-rated credit securities, each of which experienced greater price volatility as their prices dropped below par value. With each upward tick in interest rates, the price of these bonds declined more rapidly than when they were priced above par.The weaker relative performance of these bonds was a combination of the widening of credit spreads (the difference between yields of bonds with various credit qualities) and the impact of the “crossover.” As the bond’s price “crosses over,” thus moving from above to below its par value, the bond gets priced based on its stated maturity date rather than based on its call date. The maturity date provides a longer time horizon and the price becomes more volatile as a result.

A non-rated Lebanon County, Pa., bond issued for a retirement community was one of these bonds.It started the fiscal year with a premium price, which reflected the price sensitivity of its 2014 call date, or the date at which it can be redeemed by the issuer.As interest rates rose and credit spreads widened, the price of this bond moved below par and each subsequent downward move reflected the sensitivity of its 2026 final maturity date.

Of bonds that were held for the entire fiscal year, the top five performers in the Fund were pre-refunded bonds. For example, a Bexar County Texas Health Facilities bond, due in 2032, was refinanced during the year. The proceeds from the refinancing are being held in an escrow account and will be used to redeem the original bonds on their first call date in 2012. The Fund also held pre-refunded bonds originally issued in Georgia, Minnesota, and Pennsylvania, among other states.

In the past years’ reports, we discussed our rationale for not investing in municipal bonds that were backed by tobacco company revenues payable under the landmark 1998 Master Settlement Agreement (MSA). Our credit opinion was based on the elevated risk for litigation surrounding tobacco companies generally and challenges to the MSA itself. During the fiscal year, our discomfort with the litigation environment lessened to a degree, as several high profile class action cases were dismissed and a case brought by the U.S. Dept. of Justice resulted in no monetary damages. Based on this improved litigation climate, we made modest investments in the Tobacco MSA revenue bond sector. It is important to point out, however, that our individual positions remain quite small on a percentage basis, as they do in all cases, in keeping with our focus on maintaining a broadly diversified investment portfolio for the Fund. Tobacco bonds were relatively weak performers on the fiscal year overall, as they performed poorly when the credit environment weakened.

Fixed Income Glossary

Basis point: 1/100 of a percentage point, or 0.01%. Basis points are often used to measure changes in, or differences between, yields.

Bond: A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date.

Bond ratings: Evaluations of creditworthiness by independent agencies such as Moody’s, Standard & Poor’s, and Fitch. Ratings may range from Aaa or AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are noninvestment grade and commonly known as junk bonds, or high yield bonds.

Callable bond: A bond that may be redeemed at the request of the issuer prior to the stated maturity date.

Coupon rate: The interest rate that is paid to the investor over the life of the bond.

Duration: A measurement of a fixed income investment’s sensitivity to changes in interest rates. The larger the number, the greater the likely price change for a given change in interest rates.

Fed funds rate: The percentage of interest that banks charge to lend money to each other. The rate, which fluctuates, is a good indicator of general interest rate trends.

Maturity: The length of time until a bond issuer must repay the underlying loan principal to the bondholder.

Par value: The face value of a bond. It is also referred to as the principal value. When a bond reaches maturity, the holder receives this value, regardless of what was paid for the bond.

Pre-refunded bonds: Bonds that have been refinanced and are secured by U.S. Treasury bonds, held in an escrow account.

Tax-exempt bond: Exempt from federal or state income tax, state taxes, or local property tax.

Treasury yield curve: This is a curve on a graph that depicts the difference between short- and long-term bond yields across the duration spectrum. It is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. It is also used to assess broad market trends, as well as potential changes in economic output and growth.

Municipal Bonds

Legacy bond: Bond bought in previous periods that have been held in the portfolio.

Municipal bond: Bond issued by every level of municipality in order to raise capital for day-to-day activities and special specific projects. The bonds pay interest that is typically exempt from federal income taxes and is also generally exempt from state and local income taxes.

Primary market: The broker-controlled, new-issue market. When a municipal bond is purchased in the primary market, the proceeds go to the municipality.

Secondary markets: Known as the aftermarket, or resale market. A bond exchange occurs between a buying investor and a selling investor, not from the issuer. Interest payments from the municipality are passed on to the new owner.

Performance summary

Delaware Tax-Free USA Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free USA Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime

Class A (Est. Jan. 11, 1984)
Excluding sales charge	+1.08%	+4.39%	+4.67%	+7.35%
Including sales charge	-3.50%	+3.43%	+4.19%	+7.14%

Class B (Est. May 2, 1994)
Excluding sales charge	+0.32%	+3.59%	+4.01%	+4.35%
Including sales charge	-3.56%	+3.33%	+4.01%	+4.35%

Class C (Est. Nov. 29, 1995)
Excluding sales charge	+0.41%	+3.61%	+3.87%	+3.74%
Including sales charge	-0.56%	+3.61%	+3.87%	+3.74%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart and in the performance of a $10,000 investment chart on the next page.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25% of average daily net assets. The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.25% rates described above.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Aug. 31, 2008, as described in the most recent prospectus. The most recent prospectus designated the Fund’s net expense ratios for Class A, B, and C shares as 0.84, 1.61%, and 1.61%, respectively. Total operating expenses for Class A, B, and C shares were designated as 0.96%, 1.73%, and 1.73%, respectively.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Fund basics
As of Aug. 31, 2007

Fund objective
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

Total Fund net assets
$770 million

Number of holdings
283

Fund start date
Jan. 11, 1984

	Nasdaq symbols	CUSIPs
Class A	DMTFX	245909106
Class B	DTFCX	245909403
Class C	DUSCX	245909700

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers Municipal Bond Index	$10,000	$16,738
Delaware Tax-Free USA Fund — Class A Shares	$9,550	$15,061

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond Index generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

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Performance summary

Delaware Tax-Free USA Intermediate Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free USA Intermediate Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime

Class A (Est. Jan. 7, 1993)
Excluding sales charge	+1.34%	+4.10%	+4.92%	+5.35%
Including sales charge	-1.41%	+3.52%	+4.62%	+5.15%

Class B (Est. May 2, 1994)
Excluding sales charge	+0.48%	+3.20%	+4.46%	+4.86%
Including sales charge	-1.48%	+3.20%	+4.46%	+4.86%

Class C (Est. Nov. 29, 1995)
Excluding sales charge	+0.39%	+3.20%	+4.02%	+4.06%
Including sales charge	-0.59%	+3.20%	+4.02%	+4.06%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart and in the performance of a $10,000 investment chart on the next page.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets but such a fee is currently subject to a contractual cap of 0.15% of average daily net assets through Dec. 31, 2007. Class B shares are sold with a contingent deferred sales charge that declines from 2.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after five years. Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Dec. 31, 2007 as discussed in the most recent prospectus. The most recent prospectus designated Fund’s net expense ratios for Class A, B, and C shares as 0.75%, 1.60%, and 1.60%, respectively. Total operating expenses for Class A, B, and C shares were designated as 1.07%, 1.77%, and 1.77%, respectively.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Fund basics
As of Aug. 31, 2007

Fund objective
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

Total Fund net assets
$336 million

Number of holdings
212

Fund start date
Jan. 7, 1993

	Nasdaq symbols	CUSIPs
Class A	DMUSX	245909304
Class B	DUIBX	245909601
Class C	DUICX	245909882

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers Municipal Bond 3-15 Year Index	$10,000	$16,381
Delaware Tax-Free USA Intermediate Fund — Class A Shares	$9,725	$15,701

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond 3-15 Year Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond 3-15 Year Index generally tracks the performance of municipal bonds with maturities of 3 to 15 years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

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Performance summary

Delaware National High-Yield Municipal Bond Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware National High-Yield Municipal Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective July 16, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Aug. 31, 2007	1 year	5 years	10 years	Lifetime

Class A (Est. Sept. 22, 1986)
Excluding sales charge	+1.82%	+5.19%	+4.91%	+6.56%
Including sales charge	-2.79%	+4.23%	+4.43%	+6.33%

Class B (Est. Dec. 18, 1996)
Excluding sales charge	+0.96%	+4.38%	+4.28%	+4.62%
Including sales charge	-2.92%	+4.13%	+4.28%	+4.62%

Class C (Est. May 26, 1997)
Excluding sales charge	+1.06%	+4.39%	+4.14%	+4.32%
Including sales charge	+0.08%	+4.39%	+4.14%	+4.32%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart and in the performance of a $10,000 investment chart on the next page.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25% of average daily net assets. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years. Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Dec. 31, 2007, as described in the most recent prospectus. The most recent prospectus designated Fund’s net expense ratios for Class A, B, and C shares as 0.90%, 1.65%, and 1.65%, respectively. Total operating expenses for Class A, B, and C shares were designated as 1.02%, 1.77%, and 1.77%, respectively.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Fund basics
As of Aug. 31, 2007

Fund objective
The Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

Total Fund net assets
$76 million

Number of holdings
79

Fund start date
Sept. 22, 1986

	Nasdaq symbols	CUSIPs
Class A	CXHYX	928928241
Class B	DVNYX	928928233
Class C	DVHCX	928928225

Performance of a $10,000 Investment
Average annual total returns from Aug. 31, 1997, through Aug. 31, 2007

	Starting value (Aug. 31, 1997)	Ending value (Aug. 31, 2007)
Lehman Brothers Municipal Bond Index	$10,000	$16,738
Delaware National High-Yield Municipal Bond Fund —
Class A shares	$9,550	$15,409

Chart assumes $10,000 invested on Aug. 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Aug. 31, 1997. Lehman Brothers Municipal Bond Index generally measures the performance of long-term, investment-grade, tax-exempt municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period March 1, 2007 to August 31, 2007

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 to August 31, 2007.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Tax-Free USA Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07
Actual Fund Return
Class A	$1,000.00	$981.30	0.86%	$4.29
Class B	1,000.00	978.40	1.62%	8.08
Class C	1,000.00	978.40	1.62%	8.08
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.87	0.86%	$4.38
Class B	1,000.00	1,017.04	1.62%	8.24
Class C	1,000.00	1,017.04	1.62%	8.24

Delaware Tax-Free USA Intermediate Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07
Actual Fund Return
Class A	$1,000.00	$988.10	0.76%	$3.81
Class B	1,000.00	983.90	1.61%	8.05
Class C	1,000.00	983.90	1.61%	8.05
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,021.37	0.76%	$3.87
Class B	1,000.00	1,017.09	1.61%	8.19
Class C	1,000.00	1,017.09	1.61%	8.19

Delaware National High-Yield Municipal Bond Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	3/1/07 to
	3/1/07	8/31/07	Ratio	8/31/07
Actual Fund Return
Class A	$1,000.00	$983.80	0.90%	$4.50
Class B	1,000.00	979.20	1.65%	8.23
Class C	1,000.00	980.20	1.65%	8.24
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.67	0.90%	$4.58
Class B	1,000.00	1,016.89	1.65%	8.39
Class C	1,000.00	1,016.89	1.65%	8.39

Sector allocations and credit quality breakdowns

As of August 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Tax-Free USA Fund

Percentage
Sector	of Net Assets
Municipal Bonds	98.37%
Corporate Revenue Bonds	10.37%
Education Revenue Bonds	6.06%
Electric Revenue Bonds	1.66%
Escrowed to Maturity Bonds	5.31%
Health Care Revenue Bonds	16.75%
Housing Revenue Bonds	3.35%
Lease Revenue Bonds	4.02%
Local General Obligation Bonds	8.11%
Pre-Refunded Bonds	15.81%
Special Tax Bonds	5.68%
State General Obligation Bonds	13.41%
Transportation Revenue Bonds	3.77%
Water & Sewer Revenue Bonds	4.07%
Variable Rate Demand Notes	0.58%
Total Value of Securities	98.95%
Receivables and Other Assets Net of Liabilities	1.05%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	49.23%
AA	13.31%
A	11.16%
BBB	18.80%
BB	0.90%
B	0.60%
Not Rated	6.00%
Total	100.00%

Delaware Tax-Free USA Intermediate Fund

Percentage
Sector	of Net Assets
Municipal Bonds	93.34%
Corporate Revenue Bonds	5.05%
Education Revenue Bonds	8.03%
Electric Revenue Bonds	2.73%
Escrowed to Maturity Bonds	0.06%
Health Care Revenue Bonds	11.35%
Housing Revenue Bonds	0.27%
Lease Revenue Bonds	4.70%
Local General Obligation Bonds	16.44%
Pre-Refunded Bonds	8.06%
Resource Recovery Bonds	0.44%
Special Tax Bonds	5.65%
State General Obligation Bonds	18.97%
Transportation Revenue Bonds	4.48%
Water & Sewer Revenue Bonds	7.11%
Variable Rate Demand Notes	6.15%
Total Value of Securities	99.49%
Receivables and Other Assets Net of Liabilities	0.51%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	49.26%
AA	20.53%
A	11.95%
BBB	12.39%
BB	0.72%
Not Rated	5.15%
Total	100.00%

Delaware National High-Yield Municipal Bond Fund

Percentage
Sector	of Net Assets
Municipal Bonds	96.87%
Corporate Revenue Bonds	17.20%
Education Revenue Bonds	14.72%
Health Care Revenue Bonds	21.71%
Lease Revenue Bonds	3.39%
Local General Obligation Bonds	9.53%
Pre-Refunded Bonds	20.83%
Special Tax Bonds	5.39%
Transportation Revenue Bonds	4.10%
Variable Rate Demand Notes	2.96%
Total Value of Securities	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	7.04%
AA	2.96%
A	10.62%
BBB	32.36%
BB	6.82%
B	1.20%
Not Rated	39.00%
Total	100.00%

Statements of net assets

Delaware Tax-Free USA Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 98.37%
Corporate Revenue Bonds – 10.37%
Alliance Airport Authority Texas
Special Facilities Revenue
(American Airlines Project)
Series B 5.25% 12/1/29 (AMT)	$7,500,000	$ 6,749,700
Brazos, Texas River Authority Pollution
Control Revenue
(Texas Utilities)
5.40% 5/1/29 (AMT)	3,000,000	2,847,480
•(TXU Energy Co. Project)
Series B 6.30% 7/1/32 (AMT)	3,500,000	3,551,345
Chicago, Illinois O Hare
International Airport Special
Facilities Revenue (American
Airlines Inc. Project)
5.50% 12/1/30	2,500,000	2,360,550
Cloquet, Minnesota Pollution
Control Revenue (Potlatch
Corp. Project) 5.90% 10/1/26	1,695,000	1,703,204
Connecticut State Development
Authority Pollution Control
Revenue (Connecticut Light &
Power) Series A 5.85% 9/1/28	4,000,000	4,117,280
Denver, Colorado City & County
Airport Special Facilities
Revenue Refunding (United Air
Lines Project) Series A
5.25% 10/1/32 (AMT)	5,000,000	4,561,800
Golden State, California Tobacco
Securitization Corporation
Settlement Revenue Refunding
Asset-Backed Senior
¶Convertible Series A-2
5.30% 6/1/37	5,000,000	3,289,600
Series A-1 5.125% 6/1/47	1,500,000	1,329,615
Series A-1 5.75% 6/1/47	3,000,000	2,919,780
Indianapolis, Indiana Airport
Authority Revenue Special
Facilities (Federal Express Corp.
Project)
5.10% 1/15/17 (AMT)	2,750,000	2,755,720
Series 1998 5.50% 5/1/29 (AMT)	2,000,000	1,968,740
Mason County, West Virginia
Pollution Control Revenue
(Appalachian Power Co.
Project) Series K
6.05% 12/1/24 (AMBAC)	3,000,000	3,162,270
Mississippi Business Finance
Corporation Pollution Control
Revenue (System Energy
Resources, Inc. Project)
5.90% 5/1/22	3,000,000	3,028,920
Petersburg, Indiana Pollution
Control Revenue (Indianapolis
Power & Light Co. Project)
6.375% 11/2/29 (AMT)	5,000,000	5,265,450
Phenix City, Alabama Industrial
Development Board
Environmental Improvement
Revenue (Mead Westvaco
Corp. Project) Series A
6.35% 5/15/35 (AMT)	3,000,000	3,102,270
•Port Morrow, Oregon Pollution
Control Revenue (Portland
General Electric Co.) Series A
5.20% 5/1/33	2,600,000	2,638,350
Puerto Rico Industrial, Medical
& Environmental Pollution
Control Facilities Financing
Authority Revenue (PepsiCo
Inc. Project) 6.25% 11/15/13	1,250,000	1,301,300
Richmond County, Georgia
Development Authority
Environmental Improvement
Revenue (International Paper Co.)
Series B 5.95% 11/15/25 (AMT)	5,000,000	5,094,050
South Carolina Jobs Economic
Development Authority
Industrial Revenue (South
Carolina Electric & Gas Co.
Project) Series B 5.45%
11/1/32 (AMBAC) (AMT)	500,000	512,545
Suffolk County, New York
Industrial Development
Agency Revenue (Keyspan-
Port Jefferson Energy Center)
5.25% 6/1/27 (AMT)	3,500,000	3,516,940
Sugar Creek, Missouri Industrial
Development Revenue (Lafarge
North America Project)
Series A 5.65% 6/1/37 (AMT)	500,000	500,870
Sweetwater County, Wyoming
Solid Waste Disposal Revenue
(FMC Corp. Project)
5.60% 12/1/35 (AMT)	5,000,000	4,940,100
Tobacco Settlement Financing
Corporation, New Jersey
Refunding Senior Series 1A
5.00% 6/1/41	4,000,000	3,467,400
Tobacco Settlement Financing
Corporation, Virginia Senior
¶Convertible Senior Series B-2
5.20% 6/1/46	2,500,000	1,676,625
Series B-1 5.00% 6/1/47	4,000,000	3,463,520
		79,825,424
Education Revenue Bonds – 6.06%
Amherst, New York Industrial
Development Agency Civic
Facilities Revenue (UBF Faculty
Student Housing) Series A
5.75% 8/1/30 (AMBAC)	1,300,000	1,384,786

	Principal
	Amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Broward County, Florida
Educational Facilities Authority
Revenue (Nova Southeastern
Project) 5.25% 4/1/27 (RADIAN)	$1,000,000	$ 997,530
California Statewide Communities
Development Authority
Revenue (California Baptist
University Project) Series A
5.50% 11/1/38	1,500,000	1,457,430
Gainesville, Georgia
Redevelopment Authority
Educational Facilities Revenue
(Riverside Military Academy
Project) 5.125% 3/1/37	4,000,000	3,681,360
Illinois Financial Authority Revenue
(Illinois Institute of Technology)
Series A 5.00% 4/1/36	2,600,000	2,456,506
Massachusetts State Development
Finance Agency Revenue
(Boston College Project)
Series P 5.00% 7/1/42	2,505,000	2,540,796
(Massachusetts College of
Pharmacy Project) Series C
5.75% 7/1/33	1,500,000	1,567,860
Massachusetts State Health &
Educational Facilities Authority
Revenue (Nichols College
Project) Series C
6.00% 10/1/17	908,000	946,781
6.125% 10/1/29	1,000,000	1,037,860
Missouri State Health &
Educational Facilities Authority
Educational Facilities Revenue
(University of Health Sciences)
5.00% 6/1/31 (MBIA)	1,000,000	1,007,400
New Hampshire Higher
Educational & Health Facilities
Authority Revenue (New
Hampton School Issue)
5.375% 10/1/28	3,070,000	3,088,881
New York City, New York
Industrial Development
Agency Civic Facilities Revenue
(Vaughn College Aeronautics)
Series B
5.00% 12/1/31	1,510,000	1,327,819
5.25% 12/1/36	1,420,000	1,285,597
Oregon Health & Science
University Revenue (Capital
Appreciation Insured) Series A
5.00% 7/1/32 (MBIA)	2,000,000	2,024,120
^5.50% 7/1/21 (MBIA)	2,000,000	1,056,080
Oregon State Facilities Authority
Revenue (College Housing
Northwest Project) Series A
5.45% 10/1/32	1,000,000	992,520
(College Independent Student
Housing Project) Series A
5.25% 7/1/30 (XLCA)	1,630,000	1,686,463
Pennsylvania State Higher
Educational Facilities Authority
Revenue (Widener University)
5.375% 7/15/29	1,000,000	1,007,180
Provo, Utah Charter School
Revenue (Freedom Academy
Foundation Project)
5.50% 6/15/37	1,750,000	1,632,488
Saint Louis, Missouri Industrial
Development Authority
Revenue (Confluence Academy
Project) Series A
5.25% 6/15/25	1,150,000	1,070,029
5.35% 6/15/32	2,300,000	2,106,777
San Leanna, Texas Higher
Educational Facilities Revenue
(Saint Edwards University
Project) 4.75% 6/1/32	1,750,000	1,540,245
University of Central Florida
Athletics Association Revenue
Certificates of Participation
Series A 5.25% 10/1/34 (FGIC)	2,000,000	2,060,320
University of Texas Revenue (FING
System) Series B 5.00% 8/15/37	7,070,000	7,220,802
University of the Virgin Islands
Series A 5.375% 6/1/34	500,000	492,975
Vermont University & State
Agriculture College
5.125% 10/1/37 (AMBAC)	1,000,000	1,014,010
		46,684,615
Electric Revenue Bonds – 1.66%
Chelan County, Washington
Public Utilities District #001
Consolidated Revenue (Chelan
Hydro System) Series A
5.45% 7/1/37 (AMBAC) (AMT)	5,000,000	5,068,000
Florida State Municipal Power Agency
Revenue (Stanton II Project)
5.00% 10/1/26 (AMBAC)	2,000,000	2,037,640
Missouri State Environmental
Improvement & Energy
Resource Authority Pollution
Control Revenue Refunding
(St. Joseph Light & Power
Company Project)
5.85% 2/1/13 (AMBAC)	2,200,000	2,203,608
Ocala, Florida Utility System
Revenue Refunding Series A
5.00% 10/1/31 (FGIC)	1,265,000	1,289,807
Puerto Rico Electric Power
Authority Power Revenue
Series PP 5.00% 7/1/25 (FGIC)	1,000,000	1,033,530

(continues)     17

Statements of net assets

Delaware Tax-Free USA Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Sikeston, Missouri Electric
Revenue Refunding
6.00% 6/1/13 (MBIA)	$ 1,000,000	$ 1,114,520
		12,747,105
Escrowed to Maturity Bonds – 5.31%
Cape Girardeau County, Missouri
Industrial Development
Authority Health Care Facilities
Revenue (Southeast Missouri
Hospital) 5.25% 6/1/16 (MBIA)	440,000	471,346
^Greene County, Missouri Single
Family Mortgage Revenue
Municipal Multiplier (Private
Mortgage Insurance)
6.10% 3/1/16	1,225,000	860,256
Liberty, Missouri Sewer System
Revenue 6.00% 2/1/08 (MBIA)	130,000	130,920
Louisiana Public Facilities
Authority Hospital Revenue
(Southern Baptist Hospital, Inc.
Project) 8.00% 5/15/12	4,240,000	4,665,611
Missouri State Health & Educational
Facilities Authority Health
Facilities Revenue Refunding
(SSM Health Care) Series AA
6.40% 6/1/10 (MBIA)	500,000	534,890
New Jersey State Highway
Authority Garden State
Parkway General Revenue
(Senior Parkway)
5.50% 1/1/14 (FGIC)	5,000,000	5,469,800
5.50% 1/1/15 (FGIC)	7,310,000	8,037,053
5.50% 1/1/16 (FGIC)	1,000,000	1,104,240
Oklahoma State Turnpike
Authority Revenue (First
Senior) 6.00% 1/1/22	13,535,000	15,889,413
Umatilla County, Oregon Hospital
Facility Authority Revenue
(Catholic Health Initiatives)
Series A 5.50% 3/1/32	1,000,000	1,048,620
Virgin Islands Public Finance
Authority Revenue Series A
7.30% 10/1/18	2,200,000	2,663,914
		40,876,063
Health Care Revenue Bonds – 16.75%
Akron Bath Copley, Ohio Joint
Township Hospital District
Revenue (Summa Health
System) Series A
5.25% 11/15/31 (RADIAN)	3,000,000	2,967,330
California Statewide Communities
Development Authority
Revenue (Kaiser Permenante)
5.25% 3/1/45	7,500,000	7,512,750
Cape Girardeau County, Missouri
Industrial Development
Authority Health Care Facilities
Revenue Unrefunded Balance
(Southeast Missouri Hospital)
5.25% 6/1/16 (MBIA)	560,000	593,387
(St. Francis Medical Center)
Series A 5.50% 6/1/32	1,000,000	1,017,890
Chatham County, Georgia
Hospital Authority Revenue
(Memorial Health Medical
Center) Series A
6.125% 1/1/24	1,000,000	1,036,410
Cleveland-Cuyahoga County,
Ohio Port Authority Revenue
Senior Housing (St. Clarence -
Geac) Series A 6.25% 5/1/38	1,500,000	1,526,130
Colorado Health Facilities
Authority Revenue (Evangelical
Lutheran) Series A
5.25% 6/1/34	4,275,000	4,122,938
Cumberland County, Pennsylvania
Municipal Authority Revenue
(Diakon Lutheran Ministries
Project) 5.00% 1/1/36	2,570,000	2,377,738
Cuyahoga County, Ohio Revenue
(Cleveland Clinic Health
Systems) Series A
5.50% 1/1/29	7,500,000	7,785,075
Duluth, Minnesota Economic
Development Authority
Health Care Facilities Revenue
(Benedictine Health System -
St. Mary’s Hospital)
5.25% 2/15/33	5,000,000	5,013,450
Escambia County, Florida Health
Facilities Authority Health Care
Facilities Loan (VHA Program)
5.95% 7/1/20 (AMBAC)	560,000	580,216
Florence County, South Carolina
Hospital Revenue (McLeod
Regional Medical Center
Project) Series A
5.25% 11/1/27 (FSA)	3,355,000	3,454,644
Gainesville & Hall County, Georgia
Development Authority
Revenue Senior Living Facilities
(Lanier Village Estates Project)
Series C 7.25% 11/15/29	1,000,000	1,068,720
Henrico County, Virginia
Economic Development
Authority Revenue (Bon
Secours Health System Inc.)
Series A 5.60% 11/15/30	3,140,000	3,208,703

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Illinois Health Facilities Authority
Revenue (Elmhurst Memorial
Healthcare Project)
5.625% 1/1/28	$2,000,000	$2,051,620
Indian River County, Florida
Hospital District Revenue
Refunding 6.10% 10/1/18 (FSA)	3,000,000	3,065,370
Jacksonville, Florida Economic
Development Community
Health Care Facilities Revenue
(Mayo Clinic) 5.00% 11/15/36	7,000,000	7,026,460
Johnson City, Tennessee Health
and Educational Facilities
Board Hospital Revenue First
Mortgage (Mountain States
Health) Series A 5.50% 7/1/36	3,000,000	2,988,990
Joplin, Missouri Industrial
Development Authority Health
Facilities Revenue (Freeman
Health System Project)
5.375% 2/15/35	255,000	249,620
5.75% 2/15/35	405,000	413,124
Knox County, Tennessee Health
Educational & Housing
Facilities Board Hospital
Revenue (East Tennessee
Hospital Project) Series B
5.75% 7/1/33	1,000,000	1,013,990
Lee County, Florida Memorial
Health System Hospital
Revenue Series A 5.00%
4/1/32 (AMBAC)	1,500,000	1,515,300
Lucas County, Ohio Health Care
Facility Revenue (Sunset
Retirement Communities)
Series A 6.625% 8/15/30	2,000,000	2,082,300
Massachusetts State Health &
Educational Facilities Authority
Revenue (Milford Regional
Medical Center Issue) Series E
5.00% 7/15/32	2,000,000	1,806,360
Michigan State Hospital Finance
Authority Revenue
(Ascension Health Credit
Group) Series B
5.25% 11/15/26	3,500,000	3,571,155
(Henry Ford Health System)
Series A 5.25% 11/15/46	8,250,000	8,178,802
(Oakwood Obligation Group)
Series A 5.75% 4/1/32	2,500,000	2,578,575
(Trinity Health Credit) Series C
5.375% 12/1/30	6,000,000	6,176,160
Missouri State Health &
Educational Facilities Authority
Health Facilities Revenue
Refunding (Lake Regional
Health System Project)
5.70% 2/15/34	500,000	506,090
Montgomery County,
Pennsylvania Industrial
Development Authority
Retirement Community
Revenue (Acts Retirement
Communities) Series A
4.50% 11/15/36	2,000,000	1,639,600
Multnomah County, Oregon
Hospital Facilities Authority
Revenue (Providence Health
System) 5.25% 10/1/22	3,500,000	3,628,555
New Jersey Health Care Facilities
Financing Authority Revenue
(Trinitas Hospital Obligation
Group) Series A 5.25% 7/1/30	3,500,000	3,366,930
New York State Dormitory
Authority Revenue (Catholic
Health Services of Long Island -
St. Francis Hospital Project)
5.10% 7/1/34	2,500,000	2,358,725
North Carolina Medical Care
Commission Health Care
Facilities Revenue
(First Mortgage - Presbyterian
Homes) 5.40% 10/1/27	4,000,000	3,901,680
(Pennybryn at Mayfield Project)
Series A 6.125% 10/1/35	6,000,000	6,026,160
North Carolina Medical Care
Commission Hospital Revenue
(Northeast Medical Center
Project) 5.125% 11/1/34	1,250,000	1,261,100
North Kansas City, Missouri
Hospital Revenue Series A
5.00% 11/15/28 (FSA)	500,000	509,035
North Miami, Florida Health
Facilities Authority Revenue
(Catholic Health Services
Obligation Group) (LOC
Suntrust Bank - Miami)
6.00% 8/15/16	500,000	512,880
Palm Beach County, Florida Health
Facilities Authority Revenue
(Boca Raton Community
Hospital) 5.625% 12/1/31	2,000,000	2,047,200
Philadelphia, Pennsylvania
Hospitals & Higher Education
Facilities Authority Revenue
(Temple University Health
System) Series B 5.50% 7/1/30	3,500,000	3,408,755

(continues)     19

Statements of net assets

Delaware Tax-Free USA Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Prince William County, Virginia
Industrial Development
Authority Hospital Revenue
(Potomac Hospital Corp.)
5.35% 10/1/36	$1,750,000	$ 1,766,835
Puerto Rico Industrial, Tourist,
Educational, Medical &
Environmental Control
Facilities Revenue (Hospital
Auxilio Mutuo Obligated
Group) Series A
6.25% 7/1/24 (MBIA)	1,200,000	1,207,884
Shelby County, Tennessee Health
Educational & Housing
Facilities Board Revenue
(Trezevant Manor Project)
Series A 5.625% 9/1/26	2,500,000	2,421,525
Tallahassee, Florida Health
Facilities Revenue (Tallahassee
Memorial Regional Medical
Center) Series B
6.00% 12/1/15 (MBIA)	2,500,000	2,503,925
University Colorado Hospital
Authority Revenue Series A
5.25% 11/15/39	2,000,000	1,917,480
Virginia Small Business Financing
Authority Hospital Revenue
(Wellmont Health System
Project) Series A 5.25% 9/1/37	5,125,000	4,941,423
		128,908,989
Housing Revenue Bonds – 3.35%
Florida Housing Finance Agency
(Landings at Sea Forest
Apartments) Series T
5.85% 12/1/18 (AMBAC)
(FHA) (AMT)	360,000	363,298
6.05% 12/1/36 (AMBAC)
(FHA) (AMT)	700,000	705,656
(Leigh Meadows Apartments
Section 8 HUD) Series N
6.20% 9/1/26 (AMBAC) (AMT)	2,765,000	2,789,332
6.30% 9/1/36) (AMBAC) (AMT)	2,000,000	2,017,000
(Riverfront Apartments Section
8 HUD) Series A 6.25% 4/1/37
(AMBAC) (AMT)	1,000,000	1,014,720
(Spinnaker Cove Apartments)
Series G 6.50% 7/1/36)
(AMBAC) (FHA) (AMT)	500,000	504,150
(The Vineyards Project)
Series H 6.40% 11/1/15	500,000	502,125
(Woodbridge Apartments
Project) Series L
6.15% 12/1/26 (AMBAC) (AMT)	1,750,000	1,768,113
6.25% 6/1/36 (AMBAC) (AMT)	2,000,000	2,019,960
Franklin County, Ohio Multi Family
Revenue (Alger Green) Series A
5.80% 5/20/44 (GNMA) (AMT)	1,150,000	1,171,057
Illinois Development Finance
Authority Revenue (Section 8)
Series A 5.80% 7/1/28
(MBIA) (FHA)	2,790,000	2,833,942
Illinois Housing Development
Authority Multi Family
Revenue (Crystal Lake
Preservation) Series A-1
5.80% 12/20/41 (GNMA)	2,000,000	2,084,900
Milwaukee, Wisconsin
Redevelopment Authority
Multifamily Revenue (City Hall
Square) 6.30% 8/1/38
(FHA) (AMT)	1,455,000	1,489,571
Missouri State Housing
Development Commission
Mortgage Revenue Single
Family Homeowner
Loan A 5.20% 9/1/33 (GNMA)
(FNMA) (AMT)	255,000	254,459
Loan A 7.20% 9/1/26 (GNMA)
(FNMA) (AMT)	45,000	46,229
Loan C 7.25% 9/1/26 (GNMA)
(FNMA) (AMT)	55,000	55,775
Loan C 7.45% 9/1/27 (GNMA)
(FNMA) (AMT)	60,000	60,921
Missouri State Housing
Development Commission
Multifamily Housing Revenue
(Hyder) Series 3 5.60% 7/1/34
(FHA) (AMT)	1,435,000	1,462,365
(San Remo) Series 5
5.45% 1/1/36 (FHA) (AMT)	500,000	504,640
New Mexico Mortgage Finance
Authority Revenue
Series B Class III 6.75% 7/1/25
(GNMA) (FNMA)	195,000	200,101
Series E 6.95% 1/1/26
(GNMA) (FNMA)	170,000	172,360
Orange County, Florida Housing
Finance Authority Homeowner
Revenue Series B 5.25%
3/1/33 (GNMA) (FNMA) (AMT)	190,000	190,207
Oregon Health, Housing,
Educational, & Cultural
Facilities Authority Revenue
(Pier Park Project) Series A
6.05% 4/1/18 (GNMA) (AMT)	1,030,000	1,031,658

	Principal
	Amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Oregon State Housing &
Community Services
Department Mortgage
Revenue Single Family
Mortgage Program Series R
5.375% 7/1/32 (AMT)	$ 890,000	$ 894,361
Santa Fe, New Mexico Single
Family Mortgage Revenue
Series B -1 6.20% 11/1/16
(GNMA) (FNMA) (AMT)	155,000	156,446
St. Louis County, Missouri
Industrial Development
Authority Housing
Development Revenue
Refunding (Southfield & Oak
Forest Apartment-A)
5.20% 1/20/36 (GNMA)	1,000,000	1,012,130
Volusia County, Florida
Multifamily Housing Finance
Authority (San Marco
Apartments) Series A 5.60%
1/1/44 (FSA) (AMT)	500,000	505,160
		25,810,636
Lease Revenue Bonds – 4.02%
California State Public Works
Board Lease Revenue
(Department of General
Services - Butterfield Street)
Series A 5.25% 6/1/30	2,750,000	2,826,395
Loudoun County, Virginia
Industrial Development
Authority Public Safety Facility
Lease Revenue Series A
5.25% 12/15/23 (FSA)	700,000	735,301
Missouri State Development
Finance Board Infrastructure
Facilities Revenue
(Branson Landing Project) Series A
5.25% 12/1/19	1,435,000	1,417,665
5.50% 12/1/24	2,480,000	2,456,614
5.625% 12/1/28	2,930,000	2,906,414
(Sewer System Improvement
Project) Series C 5.00% 3/1/25	605,000	609,047
(Triumph Foods Project)
Series A 5.25% 3/1/25	500,000	508,200
Puerto Rico Commonwealth
Industrial Development
Company General Purpose
Revenue Series B
5.375% 7/1/16	1,000,000	1,020,950
Puerto Rico Public
Buildings Authority
Revenue (Guaranteed
Government Facilities)
Series F 5.25% 7/1/25	930,000	980,276
Series I 5.25% 7/1/33	12,000,000	12,244,079
South Florida Water Management
District Certificate of Participation
5.00% 10/1/36 (AMBAC)	1,000,000	1,013,440
St. Augustine, Florida Capital
Improvement Revenue 5.00%
10/1/34 (AMBAC)	1,000,000	1,017,680
St. Charles County, Missouri
Public Water Supply District
#2 Revenue Certificates of
Participation (Missouri Project)
Series B 5.10% 12/1/25 (MBIA)	500,000	509,535
^St. Louis, Missouri Industrial
Development Authority
Leasehold Revenue
(Convention Center Hotel)
5.80% 7/15/20 (AMBAC)	3,035,000	1,694,380
St. Louis, Missouri Junior College
District Billing Corporation
Leasehold Revenue
5.00% 3/1/23 (AMBAC)	1,000,000	1,031,850
		30,971,826
Local General Obligation Bonds – 8.11%
Boerne, Texas Independent School
District Building
5.25% 2/1/27 (PSF)	4,000,000	4,127,120
5.25% 2/1/29 (PSF)	2,960,000	3,039,772
Florida Enterprise Community
Development District Special
Assessment 6.10% 5/1/16 (MBIA)	695,000	696,286
Gwinnett County, Georgia School
District 5.00% 2/1/11	8,000,000	8,352,879
Henderson, Nevada Local
Improvement Districts #T-18
5.30% 9/1/35	3,475,000	3,084,897
Hollywood Community, Florida
Redevelopment Agency
5.625% 3/1/24	1,200,000	1,238,496
Jefferson County, Oregon
School District #509J
5.00% 6/15/22 (FGIC)	500,000	512,360
Lammersville, California School
District Community Facilities
District #2002 (Mountain
House) 5.125% 9/1/35	4,125,000	3,885,709
Lewisville, Texas Independent
School District
6.15% 8/15/21 (PSF)	75,000	78,349

(continues)     21

Statements of net assets

Delaware Tax-Free USA Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Lincoln County, Oregon School
District 5.25% 6/15/12 (FGIC)	$ 700,000	$ 717,661
Melrose Park, Illinois Tax
Increment Series B
6.00% 12/15/19 (FSA)	1,250,000	1,332,388
Missouri State Development
Finance Board Infrastructure
Facilities Revenue (Crackerneck
Creek Project) Series C
5.00% 3/1/26	500,000	497,610
New York City, New York
Series G 5.00% 12/1/33	4,900,000	4,951,597
Series H 6.125% 8/1/25	315,000	318,730
Series I 5.125% 3/1/23	5,875,000	6,044,964
Series J 5.25% 6/1/28	4,950,000	5,116,914
North East Texas Independent
School District Building
Series A 5.00% 8/1/37 (PSF)	16,000,000	16,319,199
Powell, Ohio 5.50% 12/1/32 (FGIC)	2,000,000	2,111,680
		62,426,611
§Pre-Refunded Bonds – 15.81%
Alexandria, Virginia Industrial
Development Authority
Revenue (Institute for Defense
Analyses) Series A
5.90% 10/1/30-10 (AMBAC)	6,000,000	6,448,320
California State
5.25% 2/1/30-12 (MBIA)	5,000	5,341
Deschutes County, Oregon
Administrative School District
#1 Series A
5.125% 6/15/21-11 (FSA)	1,000,000	1,050,870
Deschutes County, Oregon
Hospital Facilities Authority
Hospital Revenue (Cascade
Health Services)
5.60% 1/1/32-12	1,250,000	1,341,888
Florida State Board of Education
(Lottery Revenue) Series A
6.00% 7/1/14-10 (FGIC)	1,000,000	1,070,980
Golden State, California Tobacco
Securitization Corporation
Settlement Revenue Series B
5.50% 6/1/43-13	8,500,000	9,178,980
5.625% 6/1/38-13	7,500,000	8,146,875
Greene County, Missouri
Reorganization School District
R8 (Direct Deposit Project)
5.10% 3/1/22-12 (FSA)	1,500,000	1,567,650
Highlands County, Florida Health
Facilities Authority (Adventist
Health System/Sunbelt)
Series A 6.00% 11/15/31-11	1,500,000	1,643,220
Illinois Educational Facilities
Authority Student Housing
Revenue (Educational
Advancement Fund-University
Center Project)
6.25% 5/1/30-12	5,000,000	5,580,300
Jackson, Ohio Local School District
(Stark & Summit Counties)
School Facilities Construction
& Improvement
5.625% 12/1/25-10 (FSA)	1,000,000	1,059,480
Jackson, Oregon School District
#6 Central Point
5.25% 6/15/20-10 (FGIC)	1,175,000	1,225,020
Lee County, Florida Airport
Revenue Series B
5.75% 10/1/33-10 (FSA)	3,000,000	3,203,880
Lewisville, Texas Independent
School District
6.15% 8/15/21-09 (PSF)	2,085,000	2,182,682
Liberty, Missouri Sewer System
Revenue 6.15% 2/1/15-09
(MBIA)	1,500,000	1,550,880
Linn County, Oregon Community
School District #9 Lebanon
5.60% 6/15/30-13 (FGIC)	2,000,000	2,189,180
Louisiana Public Facilities
Authority Revenue (Ochsner
Clinic Foundation Project)
Series B 5.50% 5/15/32-26	1,500,000	1,677,075
Maryland State Economic
Development Corporation,
Student Housing Revenue
(University of Maryland
College Park Project)
5.625% 6/1/35-13	1,125,000	1,232,213
Miami-Dade County, Florida
Educational Facilities Authority
Revenue (University of Miami)
5.00% 4/1/34-14 (AMBAC)	7,000,000	7,466,060
Series A 5.75% 4/1/29-10
(AMBAC)	2,000,000	2,119,520
Milledgeville-Baldwin County,
Georgia Development
Authority Revenue (Georgia
College & State University
Foundation Student Housing
Project) 6.00% 9/1/33-14	1,000,000	1,138,820
Mississippi Development Bank
Special Obligation (Madison
County Hospital Project)
6.30% 7/1/22-09	2,070,000	2,201,031
New Jersey State Educational
Facilities Authority Revenue
(Stevens Institute of Technology)
Series B 5.25% 7/1/24-14	2,085,000	2,242,605

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
New York City, New York Series J
5.25% 6/1/28-13	$ 450,000	$ 485,199
Orange County, Florida Health
Facilities Authority Revenue
(Adventist Health System)
5.625% 11/15/32-12	1,000,000	1,091,890
Orlando, Florida Utilities
Commission Water & Electric
Revenue 5.25% 10/1/20-11	1,575,000	1,681,785
Osceola County, Florida School
Board Certificates of
Participation Series A 5.25%
6/1/27-12 (AMBAC)	4,000,000	4,298,480
Payne County, Oklahoma
Economic Development
Authority Student Housing
Revenue (Collegiate Housing
Foundation - Oklahoma State
University) Series A
6.375% 6/1/30-11	4,000,000	4,366,480
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue
Series D 5.25% 7/1/38-12	3,000,000	3,203,250
Series G 5.00% 7/1/42-13	525,000	557,519
Series K 5.00% 7/1/35-15	3,500,000	3,756,305
Puerto Rico Commonwealth
Public Improvement
5.125% 7/1/30-11 (FSA)	920,000	968,594
Series A 5.125% 7/1/31-11	3,495,000	3,679,606
Puerto Rico Electric Power
Authority Revenue
Series II 5.25% 7/1/31-12	6,000,000	6,476,100
Series NN 5.125% 7/1/29-13	1,400,000	1,500,324
Richmond, Virginia Public
Utilities Revenue 5.00%
1/15/27-12 (FSA)	10,000,000	10,521,999
South Broward, Florida Hospital
District Revenue (Memorial
Health Care System)
5.625% 5/1/32-12	3,000,000	3,268,530
South Miami, Florida Health
Facilities Authority Hospital
Revenue (Baptist Health South
Florida Group)
5.25% 11/15/33-13	4,000,000	4,272,320
St. Louis, Missouri Airport
Revenue (Capital Improvement
Project) Series A
5.375% 7/1/21-12 (MBIA)	1,635,000	1,756,971
Tampa, Florida Utilities Tax
Revenue Series A
6.00% 10/1/17-09 (AMBAC)	1,000,000	1,055,450
6.125% 10/1/18-09 (AMBAC)	1,000,000	1,057,940
Vancouver, Washington Limited Tax
5.50% 12/1/25-10 (AMBAC)	1,250,000	1,318,038
Wisconsin Housing & Economic
Developing Authority Revenue
6.10% 6/1/21-17 (FHA)	765,000	833,383
		121,673,033
Special Tax Bonds – 5.68%
Bi-State Development Agency
Missouri - Illinois Metropolitan
District (Metrolink Cross
County Project) Series B
5.00% 10/1/32 (FSA)	2,000,000	2,027,120
Jackson County, Missouri
Special Obligation
5.00% 12/1/27 (MBIA)	1,000,000	1,017,930
Jacksonville, Florida Excise Taxes
Revenue Series B
5.00% 10/1/26 (AMBAC)	1,000,000	1,016,780
5.125% 10/1/32 (FGIC)	1,000,000	1,016,270
Middlesex County, New Jersey
Improvement Authority Senior
Revenue (Heldrich Center
Hotel/Conference Project)
Series A
5.00% 1/1/32	1,500,000	1,402,800
5.125% 1/1/37	1,500,000	1,415,310
New Jersey Economic Development
Authority (Cigarette Tax)
5.50% 6/15/31	1,000,000	1,018,890
5.75% 6/15/34	2,000,000	2,080,040
New York City, New York
Transitional Finance Authority
Series D 5.00% 2/1/31	5,000,000	5,093,550
New York State Sales Tax Asset
Receivables Series A
5.25% 10/15/27 (AMBAC)	1,000,000	1,050,500
Palm Beach County, Florida
Criminal Justice Facilities
Revenue 5.75% 6/1/12 (FGIC)	10,000,000	10,851,700
Puerto Rico Sales Tax Financing
Corporation Series A
5.25% 8/1/57	7,000,000	7,170,940
Puerto Rico Convention Center
District Authority Revenue
(Hotel Occupancy Tax)
5.00% 7/1/31 (AMBAC)	6,250,000	6,436,250
Tampa, Florida Sports Authority
Revenue Sales Tax
(Tampa Bay Arena Project)
5.75% 10/1/20 (MBIA)	1,000,000	1,132,840
Truth or Consequences, New
Mexico Gross Receipts Tax
Revenue 6.30% 7/1/16	1,000,000	1,001,610
		43,732,530

(continues)     23

Statements of net assets

Delaware Tax-Free USA Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
State General Obligation Bonds – 13.41%
California State
4.50% 8/1/30	$ 5,825,000	$ 5,350,437
5.00% 2/1/26 (AMBAC)	5,570,000	5,662,351
5.00% 2/1/33	6,350,000	6,373,940
5.25% 2/1/30 (MBIA)	3,490,000	3,609,463
Georgia State Series E
5.00% 8/1/12	7,425,000	7,876,663
Illinois State Series A
5.00% 3/1/34	5,000,000	5,081,800
Maryland State & Local Facilities
Land Capital Improvement
First Series 5.00% 8/1/11	5,000,000	5,257,550
Second Series 5.00% 8/1/14	3,500,000	3,762,710
Second Series 5.00% 8/1/16	4,000,000	4,326,400
Series A 5.00% 3/1/12	8,000,000	8,456,400
Minnesota State 5.00% 6/1/14	7,500,000	8,029,575
Pennsylvania State First Series
5.00% 7/1/11	5,955,000	6,240,959
5.00% 7/1/13	3,000,000	3,193,890
5.25% 2/1/14 (MBIA)	6,455,000	6,976,822
Puerto Rico Commonwealth
Public Improvement
5.125% 7/1/30 (FSA)	965,000	985,892
5.25% 7/1/27 (FSA)	705,000	732,432
Series A 5.125% 7/1/31	7,880,000	7,933,899
Series A 5.25% 7/1/23	500,000	517,210
Series A 5.50% 7/1/19 (MBIA)	11,500,000	12,836,644
		103,205,037
Transportation Revenue Bonds – 3.77%
Branson, Missouri Regional
Airport Transportation
Development District Revenue
(Branson Airport Project)
Series B 6.00% 7/1/37 (AMT)	1,500,000	1,417,560
Capital Trust Agency Florida
Revenue
(Fort Lauderdale/Cargo
Acquisition Project)
5.75% 1/1/32 (AMT)	3,750,000	3,773,475
(Orlando/Cargo Acquisition
Project) 6.75% 1/1/32 (AMT)	2,395,000	2,513,074
Dallas-Fort Worth, Texas
International Airport Revenue
Series A 5.50% 11/1/31
(FGIC) (AMT)	1,500,000	1,534,065
Grapevine, Texas Industrial
Development Corporate
Revenue (Air Cargo)
6.50% 1/1/24 (AMT)	920,000	959,137
Houston, Texas Industrial
Development Corporate
Revenue (Air Cargo)
6.375% 1/1/23 (AMT)	2,000,000	2,073,680
Metropolitan, New York
Transportation Authority
Revenue Refunding Series A
5.00% 11/15/30 (FSA)	3,000,000	3,040,920
Miami-Dade County, Florida
Aviation Revenue
(Miami International Airport)
Series B 5.00% 10/1/37 (FGIC)	1,000,000	1,013,950
Series A 5.00% 10/1/33
(FSA) (AMT)	500,000	497,095
Miami-Dade County, Florida
Expressway Authority Toll
Systems Revenue
5.00% 7/1/37 (AMBAC)	1,000,000	1,020,330
Orlando & Orange County, Florida
Expressway Authority Revenue
Series A 5.00% 7/1/32 (FSA)	1,380,000	1,411,119
Pennsylvania State Turnpike
Commission Revenue Series A
5.00% 12/1/34 (AMBAC)	500,000	509,090
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue
Series G 5.00% 7/1/42	275,000	270,303
Series N 5.25% 7/1/39 (FGIC)	1,250,000	1,363,950
South Carolina Transportation
Infrastructure Revenue Series A
5.00% 10/1/33 (AMBAC)	7,500,000	7,593,824
		28,991,572
Water & Sewer Revenue Bonds – 4.07%
Augusta, Georgia Water & Sewer
Revenue 5.25% 10/1/34 (FSA)	4,375,000	4,554,462
Clovis, California Public Financing
Authority Wastewater Revenue
5.25% 8/1/30 (MBIA)	1,000,000	1,048,430
Florida Village Center Community
Development District Utility
Revenue 5.00% 10/1/36 (MBIA)	500,000	506,075
Fulton County, Georgia Water &
Sewer Revenue
5.25% 1/1/35 (FGIC)	1,000,000	1,036,690
Metropolitan St. Louis, Missouri
Sewer District Wastewater
Revenue Series A
5.00% 5/1/34 (MBIA)	1,250,000	1,277,988
Missouri State Environmental
Improvement & Energy
Resource Authority Water
Pollution Control Revenue
Unrefunded Balance (State
Revolving Fund Project)
Series A 6.05% 7/1/16 (FSA)	1,060,000	1,061,929

	Principal
	Amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
New York City, New York
Municipal Water Finance
Authority Water & Sewer
System Revenue Series A
5.125% 6/15/34	$12,125,000	$ 12,345,432
5.25% 6/15/34	3,705,000	3,788,659
Tampa, Florida Water &
Sewer Revenue
4.625% 10/1/36 (MBIA)	1,000,000	955,330
6.00% 10/1/16 (FSA)	1,000,000	1,145,290
Virgin Islands Water & Power
Authority Water System
Revenue 5.50% 7/1/17	510,000	518,033
West Virginia State Water
Development Authority
Revenue (Loan Program III)
Series A 6.375% 7/1/39
(AMBAC) (AMT)	2,890,000	3,077,359
		31,315,677
Total Municipal Bonds
(cost $742,414,382)		757,169,118

•Variable Rate Demand Notes – 0.58%
Allegheny County, Pennsylvania
Hospital Development
Authority Revenue (Pittsburg
Children’s Hospital) Series A
3.97% 6/1/35	100,000	100,000
Allegheny County, Pennsylvania
Industrial Development
Authority Revenue (Oakland
Catholic High School Project)
3.97% 6/1/38	3,065,000	3,065,000
Maryland State Health & Higher
Educational Facilities Authority
Revenue (Archdiocese
Baltimore Schools)
3.92% 7/1/37	800,000	800,000
University of Pittsburgh of the
Commonwealth System of
Higher Education (University
Capital Project) Series A
3.90% 9/15/09	500,000	500,000
Total Variable Rate Demand Notes
(cost $4,465,000)		4,465,000

Total Value of Securities – 98.95%
(cost $746,879,382)		761,634,118
Receivables and Other Assets
Net of Liabilities – 1.05%		8,107,186
Net Assets Applicable to 68,529,944
Shares Outstanding – 100.00%		$769,741,304

Net Asset Value – Delaware Tax-Free USA Fund
Class A ($735,584,359 / 65,488,758 Shares)		$11.23
Net Asset Value – Delaware Tax-Free USA Fund
Class B ($17,285,845 / 1,539,411 Shares)		$11.23
Net Asset Value – Delaware Tax-Free USA Fund
Class C ($16,871,100 / 1,501,775 Shares)		$11.23

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$760,744,467
Undistributed net investment income		1,790
Accumulated net realized loss on investments		(5,759,689)
Net unrealized appreciation of investments		14,754,736
Total net assets		$769,741,304

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 10 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of August 31, 2007.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
HUD — Housing and Urban Development
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
PSF — Insured by the Permanent School Fund
RADIAN — Insured by Radian Asset Assurance
VHA — Veterans Health Administration
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free USA Fund
Net asset value Class A (A)	$11.23
Sales charge (4.50% of offering price) (B)	0.53
Offering price	$11.76

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

(continues)     25

Statements of net assets

Delaware Tax-Free USA Intermediate Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds – 93.34%
Corporate Revenue Bonds – 5.05%
Alliance Airport Authority, Texas
Special Facilities Revenue
(Federal Express Corp. project)
4.85% 4/1/21 (AMT)	$2,000,000	$1,918,220
Brazos, Texas River Authority
Pollution Control Revenue
(Texas Utilities)
5.40% 5/1/29 (AMT)	1,000,000	949,160
Connecticut State Development
Authority Pollution Control
Revenue (Connecticut Light &
Power) Series A	1,300,000	1,290,965
•3.35% 5/1/31 (AMBAC) (AMT)
5.85% 9/1/28	1,145,000	1,178,571
•Farmington, New Mexico Pollution
Control Revenue (El Paso
Electric Co. Project) Series A
4.00% 6/1/32 (FGIC)	1,000,000	998,780
•Forsyth, Montana Pollution Control
Revenue (Portland General
Project) Series A 5.20% 5/1/33	1,005,000	1,019,824
¶Golden State, California Tobacco
Securitization Corporation
Settlement Revenue Refunding
Asset-Backed Senior
Convertible Series A-2
5.30% 6/1/37	1,500,000	986,880
Indianapolis, Indiana Airport
Authority Revenue Special
Facilities (Federal Express Corp.
Project) 5.10% 1/15/17 (AMT)	750,000	751,560
Memphis-Shelby County,
Tennessee Airport Authority
Special Facilities Revenue
(Federal Express Corp. Project)
5.05% 9/1/12	1,000,000	1,032,740
Michigan State Strategic Funding
Limited Obligation Revenue
(Detroit Edison Co. Project)
Series A 5.50% 6/1/30
(XLCA) (AMT)	1,000,000	1,035,690
Ohio State Air Quality
Development Authority
Revenue Environmental
Improvement (USX Project)
5.00% 11/1/15	1,000,000	1,023,910
Prattville, Alabama Industrial
Development Board
Environmental Improvement
Revenue (International Paper
Co. Project) Series A
6.70% 3/1/24 (AMT)	1,000,000	1,043,660
•Sabine, Texas River Authority
Pollution Control Revenue (TXU
Electric Co. Project) Series A
5.50% 5/1/22	1,000,000	993,430
South Carolina Jobs Economic
Development Authority
Industrial Revenue (South
Carolina Electric & Gas Co.
Project) Series B 5.45% 11/1/32
(AMBAC) (AMT)	500,000	512,545
Sugar Creek, Missouri Industrial
Development Revenue (Lafarge
North America Project) Series A
5.65% 6/1/37 (AMT)	500,000	500,870
Tobacco Settlement Financing
Corporation, Virginia Senior
Series B-1 5.00% 6/1/47	1,375,000	1,190,585
Toledo, Lucas County, Ohio Port
Authority Development Revenue
(Northwest Ohio Bond Fund
- Alex Products Inc.) Series B
6.125% 11/15/09 (AMT)	540,000	551,065
		16,978,455
Education Revenue Bonds – 8.03%
California Municipal Finance
Authority Educational Revenue
(American Heritage Education
Foundation Project) Series A
5.25% 6/1/26	1,000,000	965,790
Chattanooga, Tennessee Health
Educational & Housing Facilities
Board Revenue (CDFI Phase I,
LLC Project) Series B
5.50% 10/1/20	1,220,000	1,192,709
Fulton County, Georgia
Development Authority
Revenue (Molecular Science
Building Project)
5.25% 5/1/21 (MBIA)	1,000,000	1,059,550
Grand Traverse, Michigan Public
School Academy Revenue
5.00% 11/1/36	900,000	809,100
Illinois Finance Authority Revenue
(Illinois Institute of Technology)
Series A 5.00% 4/1/36	825,000	779,468
Illinois Finance Authority Student
Housing Revenue Series B
5.00% 5/1/30	3,250,000	2,979,665
Massachusetts State Health &
Educational Facilities Authority
Revenue
(Berklee College of Music Project)
Series E 5.10% 10/1/27 (MBIA)	6,000,000	6,125,820
(Nichols College Project)
Series C 6.125% 10/1/29	1,000,000	1,037,860
Michigan Higher Education
Facilities Authority Revenue
(Kalamazoo College Project)
5.50% 12/1/19	500,000	523,705

	Principal
	Amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
New York State Dormitory
Authority Revenue
(Brooklyn Law School) Series A
5.50% 7/1/18 (RADIAN)	$1,000,000	$ 1,036,720
(Long Island University) Series B
5.50% 9/1/20 (RADIAN)	1,000,000	1,033,490
Ohio State Higher Educational
Facility Revenue
(John Carroll University)
5.50% 11/15/18	335,000	351,830
•(Kenyon College Project)
4.70% 7/1/37	1,000,000	1,026,150
Ohio State University General
Receipts Revenue Series B
5.25% 6/1/21	1,000,000	1,053,080
Pennsylvania State Higher
Educational Facilities Authority
College & University Revenue
(Geneva College Project)
6.125% 4/1/22	1,000,000	1,042,820
San Leanna, Texas Higher
Educational Facilities Revenue
(Saint Edwards University
Project) 5.125% 6/1/36	1,100,000	1,045,990
Tulsa, Oklahoma Industrial
Authority Student Housing
Revenue (University of Tulsa)
5.00% 10/1/37	1,000,000	975,640
University of California Revenue
Series A 5.125% 5/15/20
(AMBAC)	250,000	263,228
University of Oklahoma Research
Facilities Revenue
5.00% 3/1/23 (AMBAC)	1,065,000	1,092,775
University of Virginia General
Revenue Series B
5.00% 6/1/20	1,250,000	1,304,300
5.00% 6/1/21	1,250,000	1,298,200
		26,997,890
Electric Revenue Bonds – 2.73%
Metropolitan Government
Nashville & Davidson County,
Tennessee Electric Revenue
Series B 5.50% 5/15/14	1,000,000	1,094,660
Oliver County North Dakota
Pollution Control Revenue
(Square Butte Electric Coop)
Series A 5.30% 1/1/27 (AMBAC)	1,500,000	1,546,680
Orlando, Florida Utilities
Commission Water & Electric
Revenue 5.25% 10/1/20	555,000	586,091
Philadelphia, Pennsylvania Gas
Works Revenue First Series A
5.375% 7/1/15 (FSA)	2,000,000	2,024,180
Rochester, Minnesota Electric
Utilities Revenue Series C
5.00% 12/1/18 (MBIA)	2,000,000	2,127,140
South Carolina State Public Service
Authority Revenue Refunding
Series A 5.125% 1/1/21 (FSA)	1,000,000	1,040,690
Texas Municipal Power Agency
Revenue 4.00% 9/1/11 (AMBAC)	750,000	750,120
		9,169,561
Escrowed to Maturity Bonds – 0.06%
Southcentral, Pennsylvania General
Authority Revenue (Wellspan
Health Obligated Project)
5.625% 5/15/26	180,000	190,757
		190,757
Health Care Revenue Bonds – 11.35%
Chatham County, Georgia Hospital
Authority Revenue (Memorial
Health Medical Center) Series A
6.125% 1/1/24	1,000,000	1,036,410
Cleveland-Cuyahoga County,
Ohio Port Authority Revenue
(Saint Clarence - Geac) Series A
6.125% 5/1/26	715,000	719,583
Cumberland County, Pennsylvania
Municipal Authority Revenue
(Diakon Lutheran Ministries
Project) 5.00% 1/1/36	1,070,000	989,953
Cuyahoga County, Ohio Revenue
(Cleveland Clinic Health System)
Series A 6.00% 1/1/21	1,000,000	1,094,100
Duluth, Minnesota Economic
Development Authority
Health Care Facilities Revenue
(Benedictine Health System -
St. Mary’s Hospital)
5.25% 2/15/28	1,000,000	1,006,500
5.50% 2/15/23	1,000,000	1,029,490
Florence County, South Carolina
Hospital Revenue (McLeod
Regional Medical Center Project)
Series A 5.25% 11/1/27 (FSA)	1,000,000	1,029,700
Georgia Medical Center Hospital
Authority Revenue (Spring
Harbor Green Island Project)
5.25% 7/1/37	2,300,000	2,061,582
•Highlands County, Florida Health
Facilities Authority Revenue
(Adventist Health System)
Series I 5.00% 11/15/29	2,000,000	2,033,700
Indiana Health Facility Financing
Authority Hospital Revenue
(Deaconess Hospital Obligation)
Series A 5.375% 3/1/29
(AMBAC)	700,000	726,005

(continues)     27

Statements of net assets

Delaware Tax-Free USA Intermediate Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Maple Grove, Minnesota Health
Care Facilities Revenue (North
Memorial Health Care)
5.00% 9/1/29	$2,000,000	$1,949,220
Maple Grove, Minnesota Health
Care System Revenue (Maple
Grove Hospital Corp.)
5.25% 5/1/37	2,015,000	2,022,435
Maryland State Health & Higher
Education Facilities Authority
Revenue (Union Hospital of
Cecil County) 5.625% 7/1/32	500,000	509,580
Michigan State Hospital Finance
Authority Revenue
(Henry Ford Health System)
Series A 5.25% 11/15/46	3,500,000	3,469,794
(Oakwood Obligation Group)
5.50% 11/1/14	2,230,000	2,362,061
(Trinity Health Credit) Series C
5.375% 12/1/23	500,000	517,735
Minneapolis, Minnesota Health
Care System Revenue (Allina
Health Systems) Series A
5.75% 11/15/32	500,000	515,225
Multnomah County, Oregon
Hospital Facilities Authority
Revenue (Providence Health
System) 5.25% 10/1/22	1,000,000	1,036,730
New Hampshire Health &
Education Facilities Authority
Revenue (Elliot Hospital)
Series B 5.60% 10/1/22	1,000,000	1,033,740
New Jersey Health Care Facilities
Financing Authority Revenue
(Trinitas Hospital Obligation
Group) Series A 5.25% 7/1/30	675,000	649,337
North Carolina Medical Care
Commission Health Care
Facilities Revenue
(First Mortgage - Presbyterian
Homes) 5.40% 10/1/27	950,000	926,649
(Pennybryn at Mayfield Project)
Series A 6.125% 10/1/35	1,700,000	1,707,412
Shelby County, Tennessee Health
Educational & Housing Facilities
Board Revenue (Trezevant
Manor Project) Series A
5.75% 9/1/37	1,000,000	962,180
South Carolina Jobs-Economic
Development Authority
Revenue (Bon Secours Health
System Inc.) Series A
5.625% 11/15/30	1,700,000	1,728,951
St. Mary Hospital Authority
Pennsylvania Health System
Revenue (Catholic Health East)
Series A 5.25% 11/15/16	1,200,000	1,251,624
St. Paul, Minnesota Housing &
Redevelopment Authority
Health Care Facilities Revenue
(Healthpartners Obligation
Group Project) 5.25% 5/15/36	1,000,000	959,160
St. Paul, Minnesota Housing &
Redevelopment Authority
Hospital Revenue (Health East
Project) 6.00% 11/15/25	1,000,000	1,036,240
Suffolk, Virginia Industrial
Development Authority
Retirement Facilities Revenue
(First Management - Lake
Prince) 5.15% 9/1/24	725,000	673,380
Terrebonne Parish, Louisiana
Hospital Service District #1
Hospital Revenue (Terrebonne
General Medical Center Project)
5.50% 4/1/33 (AMBAC)	1,500,000	1,562,730
Virginia Small Business Financing
Authority Hospital Revenue
(Wellmont Health System
Project) Series A 5.25% 9/1/37	1,625,000	1,566,793
		38,167,999
Housing Revenue Bonds – 0.27%
Maryland State Community
Development Administration
Department Housing &
Community Development
Residential Series A
4.70% 9/1/37 (AMT)	1,000,000	912,880
		912,880
Lease Revenue Bonds – 4.70%
California State Public Works Board
Lease Revenue (Department of
General Services - Butterfield
Street) Series A 5.25% 6/1/25	1,000,000	1,035,630
Golden State, California Tobacco
Securitization Corporation
Settlement Revenue Refunding
Asset-Backed Series A
5.00% 6/1/18	2,000,000	2,007,380
5.00% 6/1/21 (AMBAC)	1,000,000	1,022,030
Louisiana Public Facilities Authority
Revenue (19th Judicial District
Court) 5.375% 6/1/32 (FGIC)	1,000,000	1,055,040
Michigan State Building Authority
Revenue Series I
5.00% 10/15/09 (FSA)	1,000,000	1,026,710
5.00% 10/15/24	3,000,000	3,046,680
5.50% 10/15/18	2,175,000	2,301,563

	Principal
	Amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Missouri State Development
Finance Board Infrastructure
Facilities Revenue (Crackerneck
Creek Project) series C
5.00% 3/1/28	$1,600,000	$ 1,579,808
New York State Municipal Bond
Bank Agency Special School
Purpose Revenue Series C
5.25% 6/1/22	1,000,000	1,040,590
•Puerto Rico Public Buildings
Authority Revenue (Guaranteed
Government Facilities) Series J
5.00% 7/1/30	1,000,000	1,034,830
•Puerto Rico Public Finance
Corporate Revenue Series A
5.25% 8/1/29 (MBIA)	620,000	655,055
		15,805,316
Local General Obligation Bonds – 16.44%
^Anaheim, California City School
District Election 2002
4.58% 8/1/25 (MBIA)	2,500,000	1,039,575
Belton, Missouri School District
#124 Series B 5.25% 3/1/23	1,000,000	1,054,130
Boerne, Texas Independent School
District Building
5.25% 2/1/26 (PSF)	4,495,000	4,649,808
5.25% 2/1/29 (PSF)	1,500,000	1,540,425
Chicago, Illinois Board of Education
Refunding Dedicated Revenue
Series B 5.00% 12/1/23 (AMBAC)	3,500,000	3,640,735
Chicago, Illinois Modern Schools
Across Chicago Series J
5.00% 12/1/23 (AMBAC)	2,865,000	2,975,503
Chicago, Illinois Project &
Refunding Series C
5.50% 1/1/40 (FGIC)	2,940,000	3,064,891
Coralville, Iowa Urban Renewal
Revenue Tax Increment Series C
5.00% 6/1/47	850,000	771,613
5.125% 6/1/39	500,000	473,030
East Homestead Community
Development District Florida
Special Assessment Revenue
Series B 5.00% 5/1/11	365,000	363,781
Fairfax County, Virginia Refunding
& Public Improvement Revenue
5.25% 4/1/14	3,500,000	3,801,525
Florida State Board Education
Capital Outlay Public Education
Series D 5.75% 6/1/22	2,000,000	2,109,700
Gwinnett County, Georgia School
District 5.00% 2/1/11	3,500,000	3,654,385
Lansing, Michigan Community
College (College Building and
Site) 5.00% 5/1/21 (MBIA)	1,325,000	1,370,395
Licking County, Ohio Joint
Vocational School District
School Facilities Construction
and Improvement
5.00% 12/1/19 (MBIA)	1,000,000	1,042,060
Los Angeles, California Unified
School District
Election 2004 Series G
5.00% 7/1/13 (AMBAC)	2,000,000	2,133,580
Series A-2 4.25% 1/1/28 (FGIC)	355,000	321,279
Mecklenburg County, North
Carolina Public Improvement
Series A 5.00% 2/1/11	4,775,000	4,988,728
Middlesex County, New Jersey
Improvement Authority
Revenue (County Guaranteed
Open Space Trust)
5.25% 9/15/20	1,000,000	1,062,870
Modesto, California Special Tax
Community Facilities District
#04-1 Village 2 5.15% 9/1/36	1,500,000	1,415,025
New York City, New York
Series A-1 5.00% 8/1/19	3,500,000	3,685,885
Series G 5.25% 8/1/15	1,000,000	1,070,210
Series I 5.00% 8/1/21	1,000,000	1,032,100
Series J 5.50% 6/1/23	100,000	105,502
North East Texas Independent
School District School Building
Series A 5.00% 8/1/20 (PSF)	3,500,000	3,665,725
Powell, Ohio 5.50% 12/1/25 (FGIC)	1,500,000	1,586,565
Richmond Heights, Missouri Tax
Increment & Transaction Sales
Tax Revenue Refunding &
Improvement (Francis Place
Redevelopment Project)
5.625% 11/1/25	1,200,000	1,185,120
St. Joseph, Missouri Industrial
Development Authority Tax
Increment Revenue (Shoppes at
North Village Project)
Series A 5.10% 11/1/19	500,000	487,100
Series B 5.375% 11/1/23	1,000,000	979,830
		55,271,075
§Pre-Refunded Bonds – 8.06%
Arizona State Transportation Board
Highway Revenue
6.25% 7/1/16-09	1,850,000	1,933,602
Benton & Linn Counties, Oregon
School District #509J
5.00% 6/1/21-13 (FSA)	1,000,000	1,062,200
California State 5.25% 2/1/30-12
(MBIA)	5,000	5,341

(continues)     29

Statements of net assets

Delaware Tax-Free USA Intermediate Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Cook County, Illinois Series A
5.375% 11/15/21-11 (FGIC)	$2,160,000	$ 2,285,993
Forest Grove, Oregon Revenue
Campus (Pacific University)
6.30% 5/1/25-10 (RADIAN)	1,000,000	1,067,010
Golden State, California Tobacco
Securitization Settlement
Revenue Enhanced Asset-
Backed Series B
5.75% 6/1/23-08	1,000,000	1,015,220
Illinois Educational Facilities
Authority Student Housing
Revenue (Educational
Advancement-University Center
Project) 6.00% 5/1/22-12	750,000	829,080
Lancaster County, Pennsylvania
Hospital Authority Revenue
(Lancaster General Hospital
Project) 5.75% 3/15/21-13	1,000,000	1,103,470
Lunenburg County, Virginia Series B
5.25% 2/1/29-13 (MBIA)	715,000	772,043
Miami-Dade County, Florida
Educational Facilities Authority
Revenue (University of Miami)
Series A 5.00% 4/1/34-14
(AMBAC)	3,500,000	3,733,029
New Jersey State Educational
Facilities Authority Revenue
(Georgian Court College
Project) Series C
6.50% 7/1/33-13	500,000	567,070
New York City, New York Series J
5.50% 6/1/23-13	900,000	981,945
North Texas Health Facilities
Development Corporation
Hospital Revenue (United
Regional Health Care System,
Inc. Project) 6.00% 9/1/23-13	1,000,000	1,113,360
Orlando, Florida Utilities
Commission Water & Electric
Revenue 5.25% 10/1/20-11	945,000	1,009,071
Pennsylvania State First
Series 5.125% 1/15/19-11	3,515,000	3,706,216
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue Series J
5.50% 7/1/21-14	1,000,000	1,099,200
Southcentral, Pennsylvania General
Authority Revenue (Welllspan
Health Obligated Project)
5.625% 5/15/26-11	820,000	881,008
University of North Carolina
Revenue (Chapel Hill) Series A
5.375% 12/1/14-11	2,000,000	2,118,900
Virginia State Resource Authority
Clean Water Revenue (State
Revolving Fund)
6.00% 10/1/16-10	1,000,000	1,068,660
Westminster, Colorado Sales & Use
Tax Revue (Sales Tax Revenue
Project) Series A
5.60% 12/1/16-07	740,000	757,945
		27,110,363
Resource Recovery Bonds – 0.44%
Pennsylvania Economic
Development Financing
Authority Resource Recovery
Revenue (Subordinate Colver
Project) Series G
5.125% 12/1/15 (AMT)	1,500,000	1,482,510
		1,482,510
Special Tax Bonds – 5.65%
Baltimore, Maryland Convention
Center Hotel Revenue
Subordinated Series B
5.00% 9/1/16	1,200,000	1,166,556
Casa Grande, Arizona Excise Tax
Revenue 5.00% 4/1/22 (AMBAC)	1,600,000	1,648,768
Dallas, Texas Civic Center
Convention Complex Revenue
Refunding & Improvement
4.875% 8/15/23 (MBIA)	1,500,000	1,513,725
Gravois Bluffs, Missouri
Transportation Development
District Sales Tax Revenue
4.75% 5/1/32	750,000	730,073
Hampton, Virginia Convention
Center Revenue 5.25% 1/15/23
(AMBAC)	1,000,000	1,047,240
Metropolitan Pier and Exposition
Authority Illinois (McCormick
Place Expansion Project)
Series A 5.50% 12/15/24 (FGIC)	2,000,000	2,082,679
Middlesex County, New Jersey
Improvement Authority Senior
Revenue (Heldrich Center Hotel/
Conference Project)
Series A 5.00% 1/1/32	1,000,000	935,200
New Jersey Economic Development
Authority (Cigarette Tax)
5.50% 6/15/31	1,000,000	1,018,890
5.625% 6/15/18	1,000,000	1,008,870
•New York City, New York
Transitional Finance Authority
Revenue Refunding - Future Tax
Secured Series A
5.50% 11/1/26	1,000,000	1,065,400

	Principal
	Amount	Value
Municipal Bonds (continued)
Special Tax Bonds (continued)
New York State Dormitory
Authority State Personal Income
Tax Revenue Education
5.00% 3/15/31	$1,830,000	$ 1,879,227
New York State Sales Tax Asset
Receivables Series A
5.25% 10/15/27 (AMBAC)	1,000,000	1,050,500
Westminster, Colorado Sales & Use
Tax Revenue (Sales Tax Revenue
Project) Series A 5.60% 12/1/16	760,000	778,384
Wyandotte County, Kansas City,
Kansas Unified Government
Special Obligation Revenue
Refunding-Sales Tax-2nd Lien-
Area B 5.00% 12/1/20	1,500,000	1,472,115
Wyoming State Loan & Investment
Board Facilities Revenue
5.00% 10/1/24	1,550,000	1,595,090
		18,992,717
State General Obligation Bonds – 18.97%
California State
5.00% 2/1/26 (AMBAC)	1,500,000	1,524,870
5.25% 11/1/17	1,000,000	1,056,470
5.25% 2/1/30 (MBIA)	1,495,000	1,546,174
California State Economic Recovery
Series A 5.25% 7/1/14	1,000,000	1,083,050
California State Refunding
5.00% 8/1/14	1,025,000	1,091,020
5.25% 2/1/25	3,000,000	3,092,850
California State Various Purposes
5.00% 6/1/31	1,000,000	1,005,990
Florida State Board Education Capital
Outlay (Public Education) Series B
5.00% 1/1/09	2,500,000	2,543,900
Georgia State
5.00% 8/1/12	3,125,000	3,315,094
Series D 5.00% 7/1/11	6,865,000	7,207,220
Illinois State Refunding Series B
5.00% 1/1/13	3,475,000	3,671,859
Maryland State & Local Facilities
Land Capital Improvement
Series A
5.00% 3/1/12	2,000,000	2,114,100
5.25% 3/1/13	2,500,000	2,693,175
Maryland State Series A
5.50% 3/1/14	1,850,000	2,035,444
Massachusetts State Consolidated
Loan Series A 5.25% 8/1/13	4,000,000	4,307,480
Minnesota State 5.00% 6/1/14	900,000	963,549
North Carolina State 5.00% 6/1/14	1,700,000	1,823,182
North Carolina State Public
Improvement Series A
5.00% 3/1/12	4,000,000	4,224,800
Ohio State Series D 5.00% 9/15/14	3,500,000	3,746,295
Pennsylvania State Third
Series 2004 5.00% 7/1/09	2,885,000	2,954,615
Puerto Rico Commonwealth Public
Improvement Series A
5.25% 7/1/23	1,125,000	1,163,723
•Puerto Rico Commonwealth
Series A 5.00% 7/1/30	1,000,000	1,034,830
Puerto Rico Public Buildings
Authority Revenue Government
Facility Series I 5.50% 7/1/23	2,000,000	2,113,380
•Puerto Rico Public Finance
Corporation Commonwealth
Appropriation (LOC Puerto Rico
Government Bank) Series A
5.75% 8/1/27	1,000,000	1,059,990
Texas State Water Financial
Assistance Series B
5.50% 8/1/35	3,800,000	3,892,720
Washington State Variable Purpose
Series B 5.00% 1/1/20	2,500,000	2,535,425
		63,801,205
Transportation Revenue Bonds – 4.48%
Bay Area, California Toll Authority
Revenue Series F 5.00% 4/1/31	740,000	761,031
Capital Trust Agency Florida
Revenue (Fort Lauderdale/Cargo
Acquisition Project)
5.75% 1/1/32 (AMT)	1,750,000	1,760,955
Chicago, Illinois O’ Hare
International Airport Revenue
General-Airport-Third Lien
Series A-2 5.75% 1/1/20
(FSA) (AMT)	1,000,000	1,063,620
Dallas-Fort Worth, Texas
International Airport Revenue
Series A 5.00% 11/1/15
(XLCA) (AMT)	2,000,000	2,039,340
Georgia Federal Highway Road
and Tollway Authority Revenue
Bonds 5.00% 6/1/10 (MBIA)	2,000,000	2,072,320
Metropolitan, New York
Transportation Authority
Revenue Refunding Series A
5.00% 11/15/30 (FSA)	1,000,000	1,013,640
Metropolitan, Washington D.C.
Airport Authority Systems
Revenue Series A
5.50% 10/1/19 (FGIC) (AMT)	1,000,000	1,047,780
North Texas Tollway Authority
Dallas North Tollway System
Revenue Series A 5.00% 1/1/20
(FGIC)	1,750,000	1,756,230
Pennsylvania State Turnpike
Commission Revenue Series A
5.25% 12/1/20 (AMBAC)	1,230,000	1,311,426

(continues)     31

Statements of net assets

Delaware Tax-Free USA Intermediate Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
South Carolina Transportation
Infrastructure Bank Revenue
Series A 5.00% 10/1/33
(AMBAC)	$1,700,000	$ 1,721,267
Virginia Port Authority
Commonwealth Port Fund
Revenue Resolution
5.00% 7/1/12 (AMT)	500,000	523,540
		15,071,149
Water & Sewer Revenue Bonds – 7.11%
Alabama Water Pollution Control
Authority Revenue
5.50% 8/15/23 (AMBAC)	1,000,000	1,045,640
Clovis, California Public Financing
Authority Wastewater Revenue
5.25% 8/1/30 (MBIA)	1,000,000	1,048,430
Dallas, Texas Waterworks & Sewer
System Revenue
5.00% 10/1/24 (FSA)	6,500,000	6,563,699
Fulton County, Georgia Water &
Sewer Revenue
5.25% 1/1/35 (FGIC)	1,500,000	1,555,035
King County, Washington Sewer
Revenue Refunding Series B
5.00% 1/1/14 (MBIA)	3,500,000	3,719,065
New York City, New York Municipal
Water Finance Authority Water
& Sewer System Revenue
Second General Resolution Series D
5.00% 6/15/39	3,500,000	3,528,630
Series A 5.125% 6/15/34	2,775,000	2,825,450
Series C 5.00% 6/15/35	2,555,000	2,598,180
New York State Environmental
Facilities Corporation State
Clean Water and Drinking
Water Revenue (New York City
Municipal Water Finance Project
Second Resolution) Series F
5.00% 6/15/34	1,000,000	1,020,400
		23,904,529
Total Municipal Bonds
(cost $315,392,178)		313,856,406

•Variable Rate Demand Notes – 6.15%
Allegheny County, Pennsylvania
Hospital Development Authority
Revenue (Pittsburgh Children’s
Hospital) Series B 3.97% 6/1/35	500,000	500,000
Colorado Housing & Finance
Authority Single Family
Mortgage Series CL 1 B-2
4.05% 5/1/34	700,000	700,000
Connecticut State Health &
Education Facilities Authority
Revenue (Yale University)
Series T-1 3.92% 7/1/29	900,000	900,000
Series X-2 3.95% 7/1/37	6,000,000	6,000,000
Jacksonville, Florida Health Facilities
Authority Hospital Revenue
(Ascension Health) Series C
3.98% 8/15/19 (MBIA)	60,000	60,000
New Castle, Pennsylvania Area
Hospital Authority Revenue
(Jameson Memorial Hospital)
3.93% 7/1/26 (FSA)	500,000	500,000
Pennsylvania State Turnpike
Commission Revenue Series B
3.94% 12/1/22 (AMBAC)	700,000	700,000
Series C 3.94% 7/15/41 (FSA)	1,300,000	1,300,000
Pennsylvania State University
Series A 3.94% 4/1/31	600,000	600,000
Saint Louis, Missouri Industrial
Development Authority
Revenue (Wetterau Inc. Project)
3.97% 5/1/09	5,000,000	5,000,000
University of Minnesota Series C
4.05% 12/1/36	1,400,000	1,400,000
University of Pittsburgh,
Pennsylvania Commonwealth
System of Higher Education
(University Capital Project)
Series A 3.90% 9/15/09	500,000	500,000
Series B 3.90% 9/15/40	2,500,000	2,500,000
Total Variable Rate Demand Notes
(cost $20,660,000)		20,660,000

Total Value of Securities – 99.49%
(cost $336,052,178)		334,516,406
Receivables and Other Assets
Net of Liabilities – 0.51%		1,721,508
Net Assets Applicable to 29,998,505
Shares Outstanding – 100.00%		$336,237,914

Net Asset Value – Delaware Tax-Free USA
Intermediate Fund Class A
($306,214,830 / 27,318,834 Shares)		$11.21
Net Asset Value – Delaware Tax-Free USA
Intermediate Fund Class B
($1,785,641 / 159,414 Shares)		$11.20
Net Asset Value – Delaware Tax-Free USA
Intermediate Fund Class C
($28,237,443 / 2,520,257 Shares)		$11.20

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$340,230,438
Accumulated net realized loss on investments	(2,456,752)
Net unrealized depreciation of investments	(1,535,772)
Total net assets	$336,237,914

§ Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 10 in “Notes to Financial Statements.”

^ Zero coupon security. The rate shown is the yield at the time of purchase.

• Variable rate security. The rate shown is the rate as of August 31, 2007.

¶ Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
CDFI — Community Development Financial Institutions
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
PSF — Insured by the Permanent School Fund
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free USA Intermediate Fund
Net asset value Class A (A)	$11.21
Sales charge (2.75% of offering price) (B)	0.32
Offering price	$11.53

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

(continues)     33

Statements of net assets

Delaware National High-Yield Municipal Bond Fund

August 31, 2007

	Principal
	Amount	Value
Municipal Bonds - 96.87%
Corporate Revenue Bonds – 17.20%
•Brazos, Texas River Authority
Pollution Control Revenue
(TXU Energy Co. Project) Series B
6.30% 7/1/32 (AMT)	$1,000,000	$1,014,670
Cloquet, Minnesota Pollution
Control Revenue (Potlatch Corp.
Project) 5.90% 10/1/26	750,000	753,630
De Soto Parish, Louisiana
Environmental Improvement
Revenue (International Paper
Co. Project) Series A
6.35% 2/1/25 (AMT)	1,650,000	1,716,215
Golden State, California Tobacco
Securitization Corporation
Settlement Revenue
Refunding Asset-Backed Senior
Series A-1 5.00% 6/1/33	1,000,000	906,620
Gulf Coast, Texas Waste Disposal
Authority Revenue
(Valero Energy Corp. Project)
6.65% 4/1/32 (AMT)	1,000,000	1,044,950
Mississippi Business Finance
Corporation Pollution Control
Revenue (System Energy
Resources, Inc. Project)
5.90% 5/1/22	900,000	908,676
New York City, New York Industrial
Development Agency Special
Facilities Revenue (Jetblue
Airways Copr. Project)
5.125% 5/15/30 (AMT)	1,000,000	898,450
Petersburg, Indiana Pollution
Control Revenue (Indianapolis
Power & Light Co. Project)
6.375% 11/1/29 (AMT)	1,000,000	1,053,090
Phenix City, Alabama Industrial
Development Board
Environmental Improvement
Revenue (Mead Westvaco Corp.
Project) Series A
6.35% 5/15/35 (AMT)	500,000	517,045
Sugar Creek, Missouri Industrial
Development Revenue (Lafarge
North America Project) Series A
5.65% 6/1/37 (AMT)	500,000	500,870
Sweetwater County, Wyoming Solid
Waste Disposal Revenue
(FMC Corp. Project)
5.60% 12/1/35 (AMT)	1,000,000	988,020
Tobacco Settlement Financing
Corporation, New Jersey
Refunding Senior Series 1A
4.75% 6/1/34	1,000,000	844,370
5.00% 6/1/41	1,000,000	866,850
Toledo, Lucas County, Ohio Port
Authority Development Revenue
(Toledo Express Airport Project)
Series C 6.375% 11/15/32 (AMT)	1,000,000	1,050,770
		13,064,226
Education Revenue Bonds – 14.72%
California Statewide Communities
Development Authority Revenue
(California Baptist University
Project) Series A 5.50% 11/1/38	1,000,000	971,620
Chattanooga, Tennessee Health
Educational & Housing Facilities
Broad Revenue (CDFI Phase I,
LLC Project) Subordinate Series B
6.00% 10/1/35	1,000,000	1,004,700
Maine Finance Authority Education
Revenue (Waynflete School
Project) 6.40% 8/1/19	1,000,000	1,036,650
Maryland State Health & Higher
Educational Facilities Authority
Revenue (Washington Christian
Academy Project) 5.50% 7/1/38	1,170,000	1,120,568
Massachusetts State Development
Finance Agency Revenue
(Massachusetts College of
Pharmacy Project) Series C
5.75% 7/1/33	1,000,000	1,045,240
Massachusetts State Health &
Educational Facilities Authority
Revenue (Nichols College
Project) Series C
6.125% 10/1/29	1,000,000	1,037,860
New Jersey State Educational
Facilities Authority Revenue
(Fairleigh Dickinson Project)
Series C 5.50% 7/1/23	750,000	758,235
New Mexico Educational Assistance
Foundation Student Loan
Revenue 1st Subordinate
Series A-2 6.65% 11/1/25 (AMT)	985,000	1,002,316
Philadelphia, Pennsylvania Authority
for Industrial Development
Revenue (First Philadelphia
Charter Project)
Class A 5.75% 8/15/32	745,000	749,179
Provo, Utah Charter School Revenue
(Freedom Academy Foundation
Project) 5.50% 6/15/37	1,000,000	932,850
Scranton-Lackawanna, Pennsylvania
Health & Welfare Authority First
Mortgage Revenue (Lackawanna
Junior College Project)
5.75% 11/1/20	1,510,000	1,520,268
		11,179,486

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds – 21.71%
Apple Valley, Minnesota Economic
Development Authority Health
Care Revenue (Augustana Home
St. Paul Project) Series A
6.00% 1/1/40	$1,000,000	$ 991,860
Cleveland-Cuyahoga County, Ohio
Port Authority Revenue Senior
Housing (St. Clarence - Geac)
Series A 6.25% 5/1/38	1,000,000	1,017,420
Colorado Health Facilities Authority
Revenue (Christian Living
Community Project) Series A
5.75% 1/1/37	500,000	475,860
East Rochester, New York Housing
Authority Revenue Refunding
(Senior Living - Woodland
Village Project) 5.50% 8/1/33	500,000	468,555
Gainesville & Hall County, Georgia
Development Authority Revenue
Senior Living Facilities (Lanier
Village Estates Project) Series C
7.25% 11/15/29	1,000,000	1,068,720
Illinois Health Facilities Authority
Revenue
(Elmhurst Memorial Healthcare
Project) 5.625% 1/1/28	1,000,000	1,025,810
(Midwest Physician Group
Limited Project) 5.50% 11/15/19	35,000	34,201
Knox County, Tennessee Health
Educational & Housing Facilities
Board Hospital Revenue (East
Tennessee Hospital Project)
Series B 5.75% 7/1/33	1,300,000	1,318,188
Lebanon County, Pennsylvania
Health Facilities Authority
Center Revenue (Pleasant View
Retirement) Series A
5.30% 12/15/26	1,000,000	924,510
Massachusetts State Health &
Educational Facilities Authority
Revenue (Jordan Hospital
Project) Series E 6.75% 10/1/33	1,000,000	1,052,490
North Carolina Medical Care
Commission Health Care
Facilities Revenue
(First Mortgage - Presbyterian
Homes) 5.60% 10/1/36	1,000,000	967,230
(Pennybryn at Mayfield Project)
Series A 6.125% 10/1/35	750,000	753,270
North Oaks, Minnesota Senior
Housing Revenue (Presbyterian
Homes) 6.25% 10/1/47	1,000,000	998,470
Philadelphia, Pennsylvania Hospitals
& Higher Education Facilities
Authority Revenue (The
Philadelphia Protestant Home
Project) Series A 6.50% 7/1/27	1,100,000	1,100,484
Richland County, Ohio Hospital
Facilities Revenue (Medcentral
Health System Project) Series B
6.375% 11/15/30	500,000	524,350
Shelby County, Tennessee Health
Educational & Housing Facilities
Board Revenue (Trezevant Manor
Project) Series A 5.75% 9/1/37	700,000	673,526
St. Joseph County, Indiana Industrial
Economic Development Revenue
(Madison Center Project)
5.50% 2/15/21	1,150,000	1,154,186
Winchester, Virginia Industrial
Development Authority
Residential Care Facility Revenue
(Westminster - Canterbury
Project) Series A 5.30% 1/1/35	1,000,000	913,550
Yavapai County, Arizona Industrial
Development Authority Hospital
Revenue (Yavapai Medical
Center Project) Series A
6.00% 8/1/33	1,000,000	1,030,750
		16,493,430
Lease Revenue Bonds – 3.39%
Dauphin County, Pennsylvania
General Authority Revenue
(Riverfront Office & Parking
Project) Series A 5.75% 1/1/10	1,875,000	1,863,750
Missouri State Development Finance
Board Infrastructure Facilities
Revenue (Branson Landing
Project) Series A 5.50% 12/1/24	720,000	713,210
		2,576,960
Local General Obligation Bonds – 9.53%
Chicago, Illinois Tax Increment
Allocation (Chatham Ridge
Redevelopment Project)
5.95% 12/15/12	750,000	776,175
Chicago, Illinois Tax Increment
Subordinate (Central Loop
Redevelopment Project) Series A
6.50% 12/1/08	1,000,000	1,026,720
Farms New Kent, Virginia
Community Development
Authority Special Assessment
Series C 5.80% 3/1/36	1,000,000	952,570
Henderson, Nevada Local
Improvement Districts #T-18
5.30% 9/1/35	1,000,000	887,740

(continues)     35

Statements of net assets

Delaware National High-Yield Municipal Bond Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Richmond Heights, Missouri Tax
Increment & Transaction Sales
Tax Revenue Refunding &
Improvement (Francis Place
Redevelopment Project)
5.625% 11/1/25	$1,200,000	$1,185,120
St. Joseph, Missouri Industrial
Development Authority Tax
Increment Revenue (Shoppes at
North Village Project) Series A
5.375% 11/1/24	1,000,000	976,920
5.50% 11/1/27	500,000	490,115
Winter Garden Village at
Fowler Groves Community
Development District, Florida
Special Assessment Revenue
5.65% 5/1/37	1,000,000	945,730
		7,241,090
§Pre-Refunded Bonds – 20.83%
Bexar County, Texas Health Facilities
Development Corporation
Revenue (Army Retirement
Residence Project)
6.30% 7/1/32-12	1,000,000	1,119,360
Golden State, California Tobacco
Securitization Corporation
Settlement Revenue Series B
5.50% 6/1/43-13	1,500,000	1,619,820
Illinois Educational Facilities
Authority Student Housing
Revenue (Educational
Advancement Fund-University
Center Project) 6.25% 5/1/30-12	1,000,000	1,116,060
Las Vegas, Nevada Local
Improvement Boards Special
Improvement District #808
(Summerlin Area Project)
6.75% 6/1/21-07	980,000	1,015,300
Louisiana Public Facilities Authority
Revenue (Ochsner Clinic
Foundation Project) Series B
5.50% 5/15/32-26	1,000,000	1,118,050
Maryland State Economic
Development Corporation,
Student Housing Revenue
(University of Maryland College
Park Project) 5.625% 6/1/35-13	1,000,000	1,095,300
Milledgeville-Baldwin County,
Georgia Development Authority
Revenue (Georgia College &
State University Foundation
Student Housing Project)
6.00% 9/1/33-14	1,000,000	1,138,820
Minnesota State Higher Education
Facilities Authority Revenue
(College of Art & Design Project)
Series 5-D 6.75% 5/1/26-10	500,000	537,760
Mississippi Development Bank
Special Obligation (Madison
County Hospital Project)
6.40% 7/1/29-09	1,585,000	1,688,119
Montgomery County, Pennsylvania
Higher Education & Health
Authority Revenue
(Catholic Health East Project)
Series C 5.375% 11/15/34-14	1,000,000	1,090,830
(Faulkeways at Gwynedd Project)
6.75% 11/15/30-09	1,000,000	1,072,630
Richland County, Ohio Hospital
Facilities Revenue (Medcentral
Health System Project) Series B
6.375% 11/15/30-10	1,000,000	1,088,510
Rochester, Minnesota Multifamily
Housing Revenue (Wedum
Shorewood Campus Project)
6.60% 6/1/36-09	985,000	1,047,597
Savannah, Georgia Economic
Development Authority Revenue
(College of Art & Design Project)
6.50% 10/1/13-09	1,000,000	1,071,730
		15,819,886
Special Tax Bonds – 5.39%
Baltimore, Maryland Convention
Center Hotel Revenue
Subordinated Series B
5.875% 9/1/39	1,000,000	1,024,560
Middlesex County, New Jersey
Improvement Authority Senior
Revenue (Heldrich Center Hotel/
Conference Project) Series A
5.00% 1/1/32	500,000	467,600
5.125% 1/1/37	870,000	820,880
New Jersey Economic Development
Authority (Cigarette Tax)
5.75% 6/15/34	1,000,000	1,040,019
Prescott Valley, Arizona
Improvement District Special
Assessment (Sewer Collection
System Roadway Repair Project)
7.90% 1/1/12	261,000	268,953
Southwestern Illinois Development
Authority Revenue (Local
Government Program –
Collinsville Limited Project)
5.35% 3/1/31	500,000	473,475
		4,095,487

	Principal
	Amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds – 4.10%
Branson, Missouri Regional Airport
Transportation Development
District (Airport Project) Series A
6.00% 7/1/37	$ 500,000	$ 487,225
New York City, New York Industrial
Development Agency Special
Airport Facilities (Airis JFK I LLC
Project) Series A
5.50% 7/1/28 (AMT)	905,000	887,877
Oklahoma City, Oklahoma
Industrial & Cultural Facilities
Subordinated (Air Cargo
Obligated Group Project)
6.75% 1/1/23 6.75% 1/1/23
(AMT)	1,160,000	1,211,574
Onondaga County, New York
Industrial Development
Authority Revenue Subordinated
(Air Cargo Project)
7.25% 1/1/32 (AMT)	500,000	527,840
		3,114,516
Total Municipal Bonds
(cost $72,017,303)		73,585,081

Variable Rate Demand Note – 2.96%
•Chester County, Pennsylvania
Industrial Development
Authority Revenue (Archdiocese
of Philadelphia) 4.00% 7/1/31	2,250,000	2,250,000
Total Variable Rate Demand Note
(cost $2,250,000)		2,250,000

Total Value of Securities – 99.83%
(cost $74,267,303)		75,835,081
Receivables and Other Assets
Net of Liabilities – 0.17%		127,990
Net Assets Applicable to 7,570,294
Shares Outstanding – 100.00%		$75,963,071

Net Asset Value – Delaware National High-Yield
Municipal Bond Fund Class A
($65,143,262 / 6,494,820 Shares)		$10.03
Net Asset Value – Delaware National High-Yield
Municipal Bond Fund Class B
($5,972,052 / 594,095 Shares)		$10.05
Net Asset Value – Delaware National High-Yield
Municipal Bond Fund Class C
($4,847,757 / 481,379 Shares)		$10.07

Components of Net Assets at August 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$80,578,526
Distributions in excess of net investment income	(4,102)
Accumulated net realized loss on investments	(6,179,131)
Net unrealized appreciation of investments	1,567,778
Total net assets	$75,963,071

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 10 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of August 31, 2007.

Summary of Abbreviations:
AMT — Subject to Alternative Minimum Tax
CDFI — Community Development Financial Institutions

Net Asset Value and Offering Price Per Share –
Delaware National High-Yield Municipal Bond Fund
Net asset value Class A (A)	$10.03
Sales charge (4.50% of offering price) (B)	0.47
Offering price	$10.50

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations

Year Ended August 31, 2007

	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free USA	National High-Yield
	USA	Intermediate	Municipal Bond
	Fund	Fund	Fund
Investment Income:
Interest	$33,728,565	$12,545,145	$4,503,449

Expenses:
Management fees	3,688,592	1,440,775	445,090
Distribution expenses –Class A	1,569,725	767,247	170,729
Distribution expenses –Class B	187,995	22,682	76,559
Distribution expenses –Class C	148,338	288,243	50,110
Dividend disbursing and transfer agent fees and expenses	401,543	327,989	60,632
Accounting and administration expenses	274,990	115,438	32,370
Legal and professional fees	131,022	38,845	14,700
Trustees’ fees and benefits	121,449	44,934	14,519
Registration fees	83,388	44,698	30,248
Reports and statements to shareholders	79,035	37,513	5,092
Audit and tax	50,883	26,307	16,047
Insurance fees	18,370	8,669	2,061
Consulting fees	12,641	5,406	1,524
Custodian fees	11,687	4,724	4,452
Pricing fees	8,743	6,581	3,345
Due and services	2,683	682	300
Trustees’ expenses	2,541	913	278
Taxes (other than taxes on income)	771	—	125
	6,794,396	3,181,646	928,181
Less expenses absorbed or waived	(565,604)	(350,594)	(94,456)
Less waived distribution expenses – Class A	—	(383,623)	—
Less expense paid indirectly	(5,965)	(2,738)	(2,698)
Total operating expenses	6,222,827	2,444,691	831,027
Net Investment Income	27,505,738	10,100,454	3,672,422

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(39,979)	(1,731,742)	558,847
Swap Agreements	—	(98,700)	—
Net realized gain (loss)	(39,979)	(1,830,442)	558,847
Net change in unrealized appreciation/depreciation of investments	(21,159,119)	(6,265,949)	(2,772,801)
Net Realized and Unrealized Loss on Investments	(21,199,098)	(8,096,391)	(2,213,954)

Net Increase in Net Assets Resulting from Operations	$ 6,306,640	$ 2,004,063	$1,458,468

See accompanying notes

Statements of changes in net assets

	Delaware Tax-Free		Delaware Tax-Free		Delaware National High-Yield
	USA Fund		USA Intermediate Fund		Municipal Bond Fund

	Year Ended		Year Ended		Year Ended
	8/31/07	8/31/06	8/31/07	8/31/06	8/31/07	8/31/06
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$27,505,738	$21,127,920	$10,100,454	$6,342,427	$3,672,422	$3,772,133
Net realized gain (loss) on investments	(39,979)	2,988,364	(1,830,442)	(265,888)	558,847	(833,966)
Net change in unrealized appreciation/
depreciation of investments	(21,159,119)	(7,385,302)	(6,265,949)	(992,386)	(2,772,801)	363,826
Net increase in net assets resulting from
operations	6,306,640	16,730,982	2,004,063	5,084,153	1,458,468	3,301,993

Dividends and Distributions to
Shareholders from:
Net investment income:
Class A	(26,524,390)	(20,605,670)	(9,238,273)	(5,539,037)	(3,179,975)	(3,117,557)
Class B	(619,939)	(494,733)	(63,002)	(70,059)	(297,700)	(443,794)
Class C	(488,756)	(249,348)	(799,179)	(733,331)	(194,745)	(209,884)
	(27,633,085)	(21,349,751)	(10,100,454)	(6,342,427)	(3,672,420)	(3,771,235)

Capital Share Transactions:
Proceeds from shares sold:
Class A	129,162,376	167,570,325	178,321,801	119,156,024	11,615,685	11,000,812
Class B	308,131	1,380,980	281,065	597,273	543,649	780,564
Class C	2,181,275	3,261,988	7,249,731	7,130,929	527,708	1,576,137

Net asset value of shares issued upon
reinvestment of dividends and distributions:
Class A	12,569,102	10,377,867	6,634,413	3,941,206	1,884,760	1,923,145
Class B	365,941	300,459	48,873	54,532	117,105	206,858
Class C	349,774	186,252	478,816	416,628	139,342	131,125

Net assets from fund mergers[1]:
Class A	81,923,316	116,026,119	—	—	—	—
Class B	2,926,236	11,168,095	—	—	—	—
Class C	3,460,376	8,018,844	—	—	—	—
	233,246,527	318,290,929	193,014,699	131,296,592	14,828,249	15,618,641
Cost of shares repurchased:
Class A	(124,502,775)	(86,626,741)	(75,895,816)	(37,921,560)	(15,104,909)	(10,375,066)
Class B	(8,015,676)	(7,029,177)	(910,041)	(1,404,656)	(4,046,166)	(4,410,676)
Class C	(3,772,191)	(2,356,085)	(6,816,607)	(4,371,376)	(1,014,423)	(1,580,167)
	(136,290,642)	(96,012,003)	(83,622,464)	(43,697,592)	(20,165,498)	(16,365,909)
Increase (decrease) in net assets derived
from capital share transactions	96,955,885	222,278,926	109,392,235	87,599,000	(5,337,249)	(747,268)
Net Increase (Decrease) in Net Assets	75,629,440	217,660,157	101,295,844	86,340,726	(7,551,201)	(1,216,510)

Net Assets:
Beginning of year	694,111,864	476,451,707	234,942,070	148,601,344	83,514,272	84,730,782
End of year	$769,741,304	$694,111,864	$336,237,914	$234,942,070	$75,963,071	$83,514,272
Undistributed (distribution in excess of)
net investment income	$1,790	$(12,071)	$—	$—	$(4,102)	$(4,104)

[1] See Note 7 in “Notes to Financial Statements.”

See accompanying notes

Financial highlights

Delaware Tax-Free USA Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.570	$11.760	$11.460	$11.170	$11.280

Income (loss) from investment operations:
Net investment income	0.466	0.458	0.512	0.538	0.537
Net realized and unrealized gain (loss) on investments	(0.337)	(0.186)	0.300	0.290	(0.110)
Total from investment operations	0.129	0.272	0.812	0.828	0.427

Less dividends and distributions from:
Net investment income	(0.469)	(0.462)	(0.512)	(0.538)	(0.537)
Total dividends and distributions	(0.469)	(0.462)	(0.512)	(0.538)	(0.537)

Net asset value, end of period	$11.230	$11.570	$11.760	$11.460	$11.170

Total return[1]	1.08%	2.42%	7.23%	7.54%	3.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$735,584	$656,813	$453,982	$456,192	$460,917
Ratio of expenses to average net assets	0.87%	0.86%	0.86%	0.87%	0.87%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	0.95%	1.00%	0.98%	0.93%	0.97%
Ratio of net investment income to average net assets	4.03%	3.97%	4.43%	4.72%	4.74%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	3.95%	3.83%	4.31%	4.66%	4.64%
Portfolio turnover	36%	41%	47%	32%	96%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free USA Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.570	$11.760	$11.460	$11.170	$11.280

Income (loss) from investment operations:
Net investment income	0.378	0.370	0.423	0.449	0.449
Net realized and unrealized gain (loss) on investments	(0.337)	(0.186)	0.300	0.290	(0.110)
Total from investment operations	0.041	0.184	0.723	0.739	0.339

Less dividends and distributions from:
Net investment income	(0.381)	(0.374)	(0.423)	(0.449)	(0.449)
Total dividends and distributions	(0.381)	(0.374)	(0.423)	(0.449)	(0.449)

Net asset value, end of period	$11.230	$11.570	$11.760	$11.460	$11.170

Total return[1]	0.32%	1.63%	6.42%	6.71%	3.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,286	$22,189	$16,507	$22,396	$31,052
Ratio of expenses to average net assets	1.63%	1.63%	1.63%	1.65%	1.65%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.71%	1.73%	1.71%	1.71%	1.75%
Ratio of net investment income to average net assets	3.27%	3.20%	3.66%	3.94%	3.96%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	3.19%	3.10%	3.58%	3.88%	3.86%
Portfolio turnover	36%	41%	47%	32%	96%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     41

Financial highlights

Delaware Tax-Free USA Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.570	$11.760	$11.460	$11.170	$11.280

Income (loss) from investment operations:
Net investment income	0.378	0.370	0.423	0.449	0.449
Net realized and unrealized gain (loss) on investments	(0.337)	(0.186)	0.300	0.290	(0.110)
Total from investment operations	0.041	0.184	0.723	0.739	0.339

Less dividends and distributions from:
Net investment income	(0.381)	(0.374)	(0.423)	(0.449)	(0.449)
Total dividends and distributions	(0.381)	(0.374)	(0.423)	(0.449)	(0.449)

Net asset value, end of period	$11.230	$11.570	$11.760	$11.460	$11.170

Total return[1]	0.41%	1.63%	6.42%	6.71%	3.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,871	$15,110	$5,963	$5,784	$5,508
Ratio of expenses to average net assets	1.63%	1.63%	1.63%	1.65%	1.65%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.71%	1.73%	1.71%	1.71%	1.75%
Ratio of net investment income to average net assets	3.27%	3.20%	3.66%	3.94%	3.96%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	3.19%	3.10%	3.58%	3.88%	3.86%
Portfolio turnover	36%	41%	47%	32%	96%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Tax-Free USA Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.470	$11.610	$11.390	$11.010	$11.020

Income (loss) from investment operations:
Net investment income	0.414	0.408	0.410	0.419	0.435
Net realized and unrealized gain (loss) on investments	(0.260)	(0.140)	0.220	0.380	(0.010)
Total from investment operations	0.154	0.268	0.630	0.799	0.425

Less dividends and distributions from:
Net investment income	(0.414)	(0.408)	(0.410)	(0.419)	(0.435)
Total dividends and distributions	(0.414)	(0.408)	(0.410)	(0.419)	(0.435)

Net asset value, end of period	$11.210	$11.470	$11.610	$11.390	$11.010

Total return[1]	1.34%	2.38%	5.63%	7.36%	3.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$306,215	$204,525	$120,273	$77,448	$51,479
Ratio of expenses to average net assets	0.76%	0.75%	0.79%	0.80% [2]	0.80%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.03%	1.07%	1.11%	1.09%	1.15%
Ratio of net investment income to average net assets	3.60%	3.56%	3.55%	3.70%	3.85%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	3.33%	3.24%	3.23%	3.41%	3.50%
Portfolio turnover	40%	37%	18%	27%	130%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.
[2] Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82%.

See accompanying notes

(continues)     43

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.460	$11.610	$11.380	$11.010	$11.020

Income (loss) from investment operations:
Net investment income	0.317	0.311	0.313	0.323	0.340
Net realized and unrealized gain (loss) on investments	(0.260)	(0.150)	0.230	0.370	(0.010)
Total from investment operations	0.057	0.161	0.543	0.693	0.330

Less dividends and distributions from:
Net investment income	(0.317)	(0.311)	(0.313)	(0.323)	(0.340)
Total dividends and distributions	(0.317)	(0.311)	(0.313)	(0.323)	(0.340)

Net asset value, end of period	$11.200	$11.460	$11.610	$11.380	$11.010

Total return[1]	0.48%	1.43%	4.83%	6.36%	3.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,786	$2,413	$3,203	$3,743	$4,538
Ratio of expenses to average net assets	1.61%	1.60%	1.64%	1.65% [2]	1.65%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.73%	1.77%	1.81%	1.79%	1.87%
Ratio of net investment income to average net assets	2.75%	2.71%	2.70%	2.85%	3.00%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	2.63%	2.54%	2.53%	2.71%	2.78%
Portfolio turnover	40%	37%	18%	27%	130%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
[2] Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.67%.

See accompanying notes

Delaware Tax-Free USA Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$11.470	$11.610	$11.390	$11.010	$11.020

Income (loss) from investment operations:
Net investment income	0.317	0.311	0.313	0.323	0.340
Net realized and unrealized gain (loss) on investments	(0.270)	(0.140)	0.220	0.380	(0.010)
Total from investment operations	0.047	0.171	0.533	0.703	0.330

Less dividends and distributions from:
Net investment income	(0.317)	(0.311)	(0.313)	(0.323)	(0.340)
Total dividends and distributions	(0.317)	(0.311)	(0.313)	(0.323)	(0.340)

Net asset value, end of period	$11.200	$11.470	$11.610	$11.390	$11.010

Total return[1]	0.39%	1.52%	4.74%	6.45%	3.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,237	$28,004	$25,125	$19,201	$10,542
Ratio of expenses to average net assets	1.61%	1.60%	1.64%	1.65% [2]	1.65%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.73%	1.77%	1.81%	1.79%	1.87%
Ratio of net investment income to average net assets	2.75%	2.71%	2.70%	2.85%	3.00%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	2.63%	2.54%	2.53%	2.71%	2.78%
Portfolio turnover	40%	37%	18%	27%	130%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
[2] Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.67%.

See accompanying notes

(continues)     45

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.320	$10.380	$10.010	$9.730	$9.950

Income (loss) from investment operations:
Net investment income	0.482	0.477	0.503	0.496	0.522
Net realized and unrealized gain (loss) on investments	(0.290)	(0.060)	0.371	0.280	(0.219)
Total from investment operations	0.192	0.417	0.874	0.776	0.303

Less dividends and distributions from:
Net investment income	(0.482)	(0.477)	(0.504)	(0.496)	(0.523)
Total dividends and distributions	(0.482)	(0.477)	(0.504)	(0.496)	(0.523)

Net asset value, end of period	$10.030	$10.320	$10.380	$10.010	$9.730

Total return[1]	1.82%	4.15%	8.93%	8.13%	3.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$65,143	$68,663	$66,451	$56,698	$59,829
Ratio of expenses to average net assets	0.91%	0.90%	0.93%	1.00%	0.99%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.03%	1.02%	1.01%	1.02%	1.05%
Ratio of net investment income to average net assets	4.66%	4.66%	4.92%	5.00%	5.30%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	4.54%	4.54%	4.84%	4.98%	5.24%
Portfolio turnover	37%	73%	36%	46%	64%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware National High-Yield Municipal Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.350	$10.400	$10.030	$9.760	$9.980

Income (loss) from investment operations:
Net investment income	0.404	0.400	0.426	0.421	0.448
Net realized and unrealized gain (loss) on investments	(0.300)	(0.050)	0.371	0.270	(0.219)
Total from investment operations	0.104	0.350	0.797	0.691	0.229

Less dividends and distributions from:
Net investment income	(0.404)	(0.400)	(0.427)	(0.421)	(0.449)
Total dividends and distributions	(0.404)	(0.400)	(0.427)	(0.421)	(0.449)

Net asset value, end of period	$10.050	$10.350	$10.400	$10.030	$9.760

Total return[1]	0.96%	3.47%	8.10%	7.20%	2.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,972	$9,519	$13,046	$14,534	$16,499
Ratio of expenses to average net assets	1.66%	1.65%	1.68%	1.75%	1.74%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.78%	1.77%	1.76%	1.77%	1.80%
Ratio of net investment income to average net assets	3.91%	3.91%	4.17%	4.25%	4.55%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	3.79%	3.79%	4.09%	4.23%	4.49%
Portfolio turnover	37%	73%	36%	46%	64%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     47

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03
Net asset value, beginning of period	$10.360	$10.420	$10.040	$9.770	$9.990

Income (loss) from investment operations:
Net investment income	0.404	0.400	0.426	0.421	0.448
Net realized and unrealized gain (loss) on investments	(0.290)	(0.060)	0.381	0.270	(0.219)
Total from investment operations	0.114	0.340	0.807	0.691	0.229

Less dividends and distributions from:
Net investment income	(0.404)	(0.400)	(0.427)	(0.421)	(0.449)
Total dividends and distributions	(0.404)	(0.400)	(0.427)	(0.421)	(0.449)

Net asset value, end of period	$10.070	$10.360	$10.420	$10.040	$9.770

Total return[1]	1.06%	3.36%	8.19%	7.19%	2.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,848	$5,332	$5,234	$4,798	$5,318
Ratio of expenses to average net assets	1.66%	1.65%	1.68%	1.75%	1.74%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.78%	1.77%	1.76%	1.77%	1.80%
Ratio of net investment income to average net assets	3.91%	3.91%	4.17%	4.25%	4.55%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	3.79%	3.79%	4.09%	4.23%	4.49%
Portfolio turnover	37%	73%	36%	46%	64%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements

Delaware National Tax-Free Funds

August 31, 2007

Delaware Group Tax-Free Fund is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Delaware Group Tax-Free Fund and Voyageur Mutual Funds are individually referred to as a “Trust” and collectively as the “Trusts”. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a “Fund” or, collectively, as the “Funds”). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for Delaware Tax-Free USA Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund; and of 0.75% for Delaware Tax-Free USA Intermediate Fund if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares of the Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund are sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held and will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund are sold with a CDSC that declines from 2% to zero depending upon the period of time the shares are held and will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Effective at the close of business on May 31, 2007, the Funds no longer accept new purchases of Class B shares other than dividend reinvestments and certain permitted exchanges.

The investment objective of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission guidance allows implementing FIN 48 in the Funds’ net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semiannual report on February 29, 2008. Although the Funds’ tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Funds’ financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of that Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(continues)     49

Notes to financial statements

Delaware National Tax-Free Funds

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as “expense paid indirectly”.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, certain Trustees retirement plan expenses, conducting shareholder meetings, and liquidations, do not exceed specified percentages of average daily net assets as shown below:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Operating expense limitation as a
percentage of average daily
net assets (per annum)	0.62%	0.60%	0.65%
Expiration date	2/15/07	2/15/07	2/15/07

Effective February 16, 2007,
operating expense limitation
as a percentage of average
daily net assets (per annum)	0.61%	0.60%	0.65%
Expiration date	8/31/08	12/31/07	12/31/07

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of such Fund’s average daily net assets for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares for Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for the Delaware National High-Yield Municipal Bond Fund and 1.00% of the average daily net assets of the Class B and C shares for all Funds. The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for Delaware Tax-Free USA Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. Effective April 21, 2006, the maximum amount of the Class A 12b-1 fees was reduced to 0.25% and the total 12b-1 fees to be paid to Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the rates described above. DDLP has contracted to waive distribution and service fees through December 31, 2007 in order to prevent distribution and service fees of Class A from exceeding 0.15% of the average daily net assets for the Delaware Tax-Free USA Intermediate Fund.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At August 31, 2007, the Funds had liabilities payable to affiliates as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Investment management fees
payable to DMC	$326,906	$113,659	$35,781
Dividend disbursing, transfer agent,
accounting and administration fees
and other expenses payable to DSC	65,700	41,670	7,128
Distribution fees payable to DDLP	184,869	64,757	23,217
Other expenses payable to DMC
and affiliates*	62,806	11,757	6,232

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and Trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended August 31, 2007, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
USA Fund	USA Intermediate Fund	Municipal Bond Fund
$32,749	$13,667	$3,820

For the year ended August 31, 2007, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
USA Fund	USA Intermediate Fund	Municipal Bond Fund
$23,251	$11,001	$9,925

For the year ended August 31, 2007, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Class A	$ 628	$ 40	$ 3
Class B	26,913	1,129	7,323
Class C	—	2,395	120

Trustees’ fees and benefits include expenses accrued by the Funds for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Funds unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payouts were $86,561, $29,605, and $10,432 for the Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund, respectively. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2007, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Purchases	$254,380,128	$205,234,352	$29,116,751
Sales	244,831,264	108,615,655	35,120,121

(continues)     51

Notes to financial statements

Delaware National Tax-Free Funds

3. Investments (continued)

At August 31, 2007, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Cost of Investments	$746,879,382	$336,052,178	$74,307,203
Aggregate unrealized appreciation	$24,182,336	$2,510,882	$2,687,467
Aggregate unrealized depreciation	(9,427,600)	(4,046,654)	(1,159,589)
Net unrealized appreciation (depreciation)	$14,754,736	$(1,535,772)	$1,527,878

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2007 and 2006 was as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Year Ended 8/31/07
Tax-exempt income	$27,624,675	$9,979,962	$3,672,422
Ordinary income	8,410	120,492	—
Total	$27,633,085	$10,100,454	$3,672,422

Year Ended 8/31/06
Tax-exempt income	$21,338,078	$6,301,523	$3,771,235
Ordinary income	11,673	40,904	—
Total	$21,349,751	$6,342,427	$3,771,235

5. Components of Net Assets on a Tax Basis

As of August 31, 2007, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
	USA Fund	USA Intermediate Fund	Municipal Bond Fund
Shares of beneficial interest	$760,744,467	$340,230,438	$80,578,526
Distributions payable	(781,087)	(291,486)	(87,256)
Undistributed tax-exempt income	782,877	291,486	83,154
Post-October losses	(865,156)	(2,082,105)	—
Capital loss carryforwards	(4,894,533)	(374,647)	(6,139,231)
Unrealized appreciation
(depreciation) of investments	14,754,736	(1,535,772)	1,527,878
Net assets	$769,741,304	$336,237,914	$75,963,071

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through August 31, 2007 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2007, the Funds recorded the following reclassifications:

Delaware Tax-Free
USA Fund
Undistributed net investment income	$141,208
Accumulated net realized gain (loss)	(141,208)

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at August 31, 2007 will expire as follows:

	Delaware Tax-Free	Delaware Tax-Free	Delaware National High-Yield
Year of Expiration	USA Fund	USA Intermediate Fund	Municipal Bond Fund
2008	$4,822,387	$—	$708,680
2009	72,146	—	3,025,716
2010	—	—	70,671
2011	—	249,429	997,721
2012	—	5,791	980,742
2014	—	119,427	—
2015	—	—	355,701
Total	$4,894,533	$374,647	$6,139,231

For the year ended August 31, 2007, the Funds utilized capital loss carryforwards as follows:

	Delaware Tax-Free	Delaware Tax-Free
	USA Fund	USA Intermediate Fund
	$680,649	$105,202

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free		Delaware Tax-Free		Delaware National High-Yield
	USA Fund		USA Intermediate Fund		Municipal Bond Fund
	Year Ended		Year Ended		Year Ended
	8/31/07	8/31/06	8/31/07	8/31/06	8/31/07	8/31/06
Shares sold:
Class A	11,325,904	14,635,287	15,563,672	10,459,356	1,120,423	1,074,816
Class B	26,454	120,294	24,525	52,384	52,256	76,007
Class C	188,431	284,293	633,232	625,073	50,895	153,197

Shares issued upon reinvestment of
dividends and distributions:
Class A	1,089,918	902,479	581,213	345,526	182,301	187,771
Class B	31,697	26,125	4,273	4,778	11,291	20,147
Class C	30,353	16,222	41,910	36,520	13,424	12,756

Shares issued from fund mergers*:
Class A	7,205,217	10,177,730	—	—	—	—
Class B	257,365	980,518	—	—	—	—
Class C	304,075	703,407	—	—	—	—
	20,459,414	27,846,355	16,848,825	11,523,637	1,430,590	1,524,694

Shares repurchased:
Class A	(10,887,838)	(7,565,290)	(6,656,420)	(3,329,875)	(1,459,034)	(1,013,868)
Class B	(694,147)	(612,623)	(79,838)	(122,548)	(389,448)	(430,244)
Class C	(326,572)	(205,552)	(596,931)	(382,978)	(97,429)	(153,906)
	(11,908,557)	(8,383,465)	(7,333,189)	(3,835,401)	(1,945,911)	(1,598,018)
Net increase (decrease)	8,550,857	19,462,890	9,515,636	7,688,236	(515,321)	(73,324)

*See note 8.

(continues)     53

Notes to financial statements

Delaware National Tax-Free Funds

6. Capital Shares (continued)

For the years ended August 31, 2007 and 2006, the following shares and value were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of changes in net assets.

		Year Ended			Year Ended
		8/31/07			8/31/06
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free USA Fund	313,870	313,802	$3,623,804	186,049	186,006	$2,141,376
Delaware Tax-Free USA Intermediate Fund	31,830	31,812	364,785	29,508	29,497	338,751
Delaware National High-Yield
Municipal Bond Fund	161,352	161,820	1,677,884	128,445	128,739	1,317,238

7. Fund Mergers

Effective July 13, 2007, Delaware Tax-Free USA Fund (Acquiring Fund) acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Florida Insured Fund (Acquired Fund), an open-end investment company, in exchange for shares of the Acquiring Fund pursuant to a Plan and Agreement of Reorganization (Reorganization). The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their share in the Acquired Fund prior to the Reorganizations.

The Reorganization was treated as a non-taxable event and, accordingly, Delaware Tax-Free USA Fund’s basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of Delaware Tax-Free Florida Insured Fund as of the close of business on July 13, 2007, were as follows:

		Net Unrealized	Accumulated Net
	Net Assets	Appreciation	Realized Gain/Loss
Delaware Tax-Free Florida Insured Fund	$88,309,928	$2,426,693	$—

The net assets of Delaware Tax-Free USA Fund prior to the Reorganization were $707,230,768. The combined net assets of Delaware Tax-Free USA Fund after merger were $795,540,696.

Effective July 17, 2006, Delaware Tax-Free USA Fund acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Oregon Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free USA Insured Fund, each an open-end investment company, in exchange for shares of the Acquiring Fund pursuant to Plans and Agreements of Reorganization. The shareholders of each Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganizations. The Reorganizations were treated as non-taxable events and, accordingly, Delaware Tax-Free USA Fund’s basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized gain (loss) of Delaware Tax-Free Oregon Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free USA Insured Fund as of the close of business on July 14, 2006, were as follows:

		Net Unrealized	Accumulated Net
	Net Assets	Appreciation	Realized Gain/Loss
Delaware Tax-Free Oregon Insured Fund	$36,682,602	$1,088,561	$(62,898)*
Delaware Tax-Free Missouri Insured Fund	44,904,356	1,111,591	4,815
Delaware Tax-Free USA Insured Fund	53,626,100	1,848,746	—

*Includes prior year capital loss carryforwards

The net assets of Delaware Tax-Free USA Fund prior to the Reorganizations were $568,508,906. The combined net assets of Delaware Tax-Free USA Fund after the merger were $703,721,964.

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2007, or at any time during the year then ended.

9. Swap Contracts

The Funds may enter into index swap contracts in accordance with their investment objectives. Index swaps may be used to gain exposure to markets that the Funds invests in, such as the corporate bond market. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of net assets. The Funds had no outstanding swap contracts as of August 31, 2007.

10. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware National High-Yield Municipal Bond Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding”. “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest a portion of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. As of August 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under each Fund’s Liquidity Procedures.

11. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

12. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each Fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

(continues)     55

Notes to financial statements

Delaware National Tax-Free Funds

12. Termination of New Purchases of Class B Shares (continued)

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

13. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2007, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary	(C)
	Capital Gains	Income	Tax Exempt	Total
	Distributions	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free USA Fund	—	—	100%	100%
Delaware Tax-Free USA
Intermediate Fund	—	1%	99%	100%
Delaware National High-Yield
Municipal Bond Fund	—	—	100%	100%

(A), (B), and (C) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Tax-Free Fund
Voyageur Mutual Funds – Delaware National High-Yield
Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund (comprised of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund) and Delaware National High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (the “Funds”) as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Delaware Group Tax-Free Fund and Delaware National High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, PA
October 18, 2007

Other Fund information (unaudited)

Delaware National Tax-Free Funds

Board Consideration of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund Agreements

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Funds. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% — the second quartile; the next 25% — the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one-, three-, five- and 10-year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Funds for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board’s view of such performance.

Delaware Tax-Free USA Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional general municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the second quartile. The Board was very satisfied with performance.

Delaware Tax-Free USA Intermediate Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional intermediate municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and 10-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

Board Consideration of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund Agreements (continued)

Delaware National High-Yield Municipal Bond Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and five-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for three- and 10-year periods was in the second quartile. The Board noted that the Fund’s performance results were mixed but on an overall basis tended toward median, which was acceptable.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of each Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board’s view of such expenses.

Delaware Tax-Free USA Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Tax-Free USA Intermediate Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware National High-Yield Municipal Bond Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. With respect to the Delaware Tax-Free USA Fund, the Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders. With respect to the Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund, although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that each Fund’s fee was structured so that when the Fund grows, economies of scale may be shared.

(continues)     59

Other Fund information (unaudited)

Delaware National Tax-Free Funds

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager

Mr. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Mr. Baxter received a bachelor’s degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Mr. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Stephen J. Czepiel
Senior Vice President, Portfolio Manager

Mr. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. In addition, he is the head of the municipal bond trading staff. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Mr. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	82	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	82	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	82	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	82	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	82	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	82	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     61

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	82	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	82	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 31, 1948			(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	82	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	82	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	82	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	82	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(2261)	Printed in the USA
AR-011 [8/07] CGI 10/07	MF-07-09-007 PO12304

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $62,400 for the fiscal year ended August 31, 2007.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $67,700 for the fiscal year ended August 31, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $13,400 for the registrant’s fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $28,300 for the registrant’s fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $22,000 for the fiscal year ended August 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $12,400 for the fiscal year ended August 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)
up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)
up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $270,888 and $266,220 for the registrant’s fiscal years ended August 31, 2007 and August 31, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group Tax Free Fund

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2007

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 5, 2007